1933 Act Registration No.33-84186
                           1940 Act File No. 811-8774

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

[X]      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ]      Pre-Effective Amendment No.


[X]      Post-Effective Amendment No. 15


                                                      and/or

[X]      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


[X]      Amendment No. 16


                                 FAIRPORT FUNDS
               (Exact Name of Registrant as Specified in Charter)

              3636 Euclid Avenue, Suite 3000, Cleveland, Ohio 44115
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 216/431-3000

    Scott D. Roulston, 3636 Euclid Avenue, Suite 3000, Cleveland, Ohio 44115
                     (Name and Address of Agent for Service)

                Copy to: Donald S. Mendelsohn, Thompson Hine LLP,
              312 Walnut Street, Suite 1400, Cincinnati, Ohio 45202


                  Approximate Date of Proposed Public Offering:
                         Immediately, upon effectiveness

It is proposed that this filing will become effective (check appropriate box)


[ ] immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph(a)(1)
[x] on March 1, 2005 pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of  Rule 485



If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

FAIRPORT
GOVERNMENT
SECURITIES FUND
C h a r t i n g a C o u r s e Y o u C a n T r u s t
PROSPECTUS


Advised by
ROULSTON & COMPANY, A SUBSIDIARY OF FAIRPORT ASSET
MANAGEMENT, LLC
March 1, 2005


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

OVERVIEW OF THE FUND...........................................................2
Investment Goal
Principal Strategy
Principal Risks
Bar Chart and Performance Table
FEES AND EXPENSES OF THE FUND..................................................5
FURTHER INFORMATION ON INVESTMENT OBJECTIVE
AND INVESTMENT STRATEGIES......................................................5
NON-PRINCIPAL INVESTMENT STRATEGIES
AND RISKS......................................................................6
MANAGEMENT OF THE FUND.........................................................7
PRICING FUND SHARES ...........................................................8
PURCHASE OF SHARES.............................................................8
REDEMPTION OF SHARES..........................................................11
FINANCIAL HIGHLIGHTS..........................................................13
DIVIDENDS, DISTRIBUTIONS AND TAXES............................................14



                                       1
OVERVIEW OF THE FUND

INVESTMENT GOAL
Current income consistent with preservation of capital.

PRINCIPAL  STRATEGY
The Fund primarily invests in U.S. government and agency securities and expects to maintain an average portfolio duration that will normally vary between three and seven years. Under normal circumstances, at least 80% of the Fund's total assets are invested in U.S. government securities.


U.S. government securities are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued directly by the U.S. government consist of bills, notes and bonds issued by the U.S. Treasury, including U.S. Treasury inflation index-linked securities and separately traded interest and principal component parts of such securities that are transferable only through the Federal Reserve's book entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPs"). Agencies and instrumentalities of the U.S. government include the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Student Loan Marketing Association ("SLMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of agencies such as GNMA are backed by the full faith and credit of the U.S. government. Others, such as the obligations of FNMA, are not backed by the full faith and credit of the U.S. government but are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of SLMA, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as the Federal Farm Credit Banks, are supported only by the credit of the agency.

WHAT IS DURATION?

Duration is a measurement of the expected life of a fixed income security that is based on cash flows, maturity and its sensitivity to changes in interest rates. A higher average portfolio duration of a mutual fund would indicate a greater sensitivity to changing interest rates. As a point of reference, duration of 3 to 7 years will typically translate to an average effective maturity of four to ten years and is generally considered in the intermediate range.


The Fund expects that it may engage in active and frequent trading of portfolio securities from time to time to achieve its principal strategy resulting in an annual portfolio turnover rate which could exceed 100%. This is expected to happen at times when the Fund is repositioning its portfolio and maturity to meet changing interest rate conditions resulting in portfolio turnover rates which would be more in line with interest rate cycles.


PRINCIPAL RISKS
There are risks associated with any investment, but the particular risks associated with your investment in the Fund include:

o Interest rate risk, which means that during periods of falling interest rates, the value of fixed income securities generally rises; conversely, during periods of rising interest rates, the value of such securities generally declines;
o Market risk, which means that securities with longer maturities generally pay higher rates of interest but they are also subject to greater price volatility due to changes in interest rates;
o Selection risk, which means that the success of the Fund's investments depends on the ability of the adviser to correctly assess the potential of the holdings relative to the market climate and interest rate changes;
o Government risk, or the risk that not all U.S. government securities are backed by the full faith and credit of the U.S. government. It is possible that the U.S. government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. government agency or instrumentality in which the Fund (or an underlying fund) invests defaults and the U.S. government does not stand behind the obligation, the Fund's share price or yield could fall. The United States government guarantees payment of principal and timely payment of interest on certain U.S. government securities. This does not imply that the Fund's shares are guaranteed or that the price of the Fund's shares will not fluctuate. If the U.S. government or one of its agencies guarantees the principal and interest on any obligations, it does not guarantee the market price of such securities;
o Credit risk, or the risk that the issuer of a debt obligation, such as a bond, may default on its obligation to pay principal and/or interest on such obligation when due or that the issuer may have its credit rating downgraded which would likely adversely affect the market value of such obligation;
o Prepayment risk, or the risk that the value of the mortgage-backed securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages. During periods of falling interest rates, the underlying obligations of a mortgage-backed security may be paid off and its principal repaid to the Fund more quickly than the investment adviser anticipated. Prepayment may shorten the effective maturities of these securities, and the Fund may have to reinvest at a lower interest rate. If any such security was purchased at a premium the Fund could also lose principal;
o Frequent trading of securities may increase transaction costs to the Fund and can produce capital gains, which are taxable when distributed to investors in non-tax-sheltered accounts; and
o    Loss of part or all of your money invested in the Fund.



BAR CHART AND PERFORMANCE TABLE
The following bar chart and performance table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual return compares with that of a broad measure of market performance. Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.


During the ten years ended December 31, 2004, the highest return for a quarter was [6.45%] for the quarter ended June 30, 1995 and the lowest return for a quarter was[ -4.41%] for the quarter ended March 31, 1994.

                               [GRAPHIC OMITTED]

                                1995            7.90%
                                1996            2.32%
                                1997            7.51%
                                1998            8.94%
                                1999            2.40%
                                2000           10.15%
                                2001            7.83%
                                2002            9.94%
                                2003            1.70%
                                2004

                               ANNUAL RETURNS (%)

                                PERFORMANCE TABLE

           (Average annual total returns (%) as of December 31, 2004)


                                                                  1 YEAR          5 YEARS       10 YEARS
GOVERNMENT SECURITIES FUND
         Return Before Taxes
         Return After Taxes on Distributions
         Return After Taxes on Distributions
         and Sale of Fund Shares

LEHMAN GOVERNMENT INDEX
LEHMAN INTERMEDIATE GOVERNMENT INDEX

UNLIKE OUR FUND, THE LEHMAN GOVERNMENT AND LEHMAN INTERMEDIATE GOVERNMENT INDICES DO NOT REFLECT FEES AND EXPENSES AND ARE UNMANAGED INDICATORS OF FINANCIAL PERFORMANCE; AS SUCH, THEY ARE NOT SOLD AS INVESTMENTS. The Lehman Government Index consists of US Government and Corporate Bonds with maturities of one year or more and outstanding par value of at least $150 million. The Lehman Intermediate Government Index is the intermediate component of the Lehman Government Index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The principal value and return of a mutual fund investment fluctuate with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost .


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's actual tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares includes the benefit of loss deductions which are included in the calculation; the calculation assumes that the shareholder is able to realize the entire loss deduction in the current tax year. Also, after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES1:                                                        None
(fees paid directly from your investment)

ANNUAL FUND OPERATING EXPENSES:
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES:                                                          .25%
DISTRIBUTION AND SERVICE
         (12B-1) FEES:                                                    .25%
OTHER EXPENSES                                                            .44%
TOTAL ANNUAL OPERATING EXPENSES:                                          .94%

--------------------------------------------------------------------------------

1 A $15 wire redemption charge is deducted from the amount of each redemption of Fund shares you request by Federal Reserve wire.


EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

o    You invest $10,000 in the Fund for the time periods indicated;
o    You redeem all of your shares at the end of each time period;
o    Your investment has a hypothetical 5% return each year;
o    All dividends are reinvested; and
o    The  Fund's   operating   expenses   remain  the  same   (except   for  fee
     waivers/expense reimbursement reflected in the first year).


This example is for comparison purposes only. Actual return and expenses will be different and the Fund's performance and expenses may be higher or lower. Based on the above assumptions, your costs for the Fund would be:


                                     1 YEAR     3 YEARS    5 YEARS    10 YEARS

Cost of $10,000 investment
in the Fund                          $  96      $ 300      $  520     $ 1,155


FURTHER INFORMATION ON INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES

The investment objective of the Fund may not be changed without shareholder approval.

From time to time, the Fund may take temporary defensive positions in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including money market funds, short-term U.S. Government securities or repurchase agreements. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.


The Fund's policies and procedures with respect to the disclosure of its portfolio securities holdings are available in the Statement of Additional Information, which can be requested by calling 1-800-332-6459.



NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Bonds, Mortgage-Backed Securities and Other Debt Securities. The Fund may invest up to 20% of its total assets in corporate bonds and privately issued mortgage-backed securities that are rated "BBB" or better by a nationally recognized rating agency, or, if unrated, that are determined by the adviser to be of like quality. Generally, the Fund is subject to interest rate risk, which is the risk that increases in market interest rates may decrease the value of the bonds or other debt securities held by that Fund. Usually the prices of bonds fall when interest rates increase, and rise when interest rates decrease. Typically, the longer the maturity of a bond, the more sensitive its price is to shifts in interest rates. Because the Fund invests principally in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, there is less risk that the principal of and interest on such securities will not be paid when due. However, the Fund may also invest in corporate bonds and other non-U.S. Government securities where there is more risk that the principal of and interest on such securities may not be paid when due. The Fund is permitted to invest in mortgage-backed securities, subject to the rating and quality requirements described above. These securities, which represent interests in pools of mortgages, may offer attractive yields but generally carry additional risks. The prices and yields of mortgage-backed securities typically assume that the securities will be repaid at a given time before maturity. When interest rates fall substantially, these securities usually are redeemed early because the underlying mortgages are often prepaid. The Fund would then have to reinvest the money at a lower rate and may be unable to recoup any premium paid for that security. The price or yield of mortgage-backed securities may fall or become more volatile if they are repaid later than expected.

Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase agreement, the Fund essentially is making a short-term loan to a broker or bank (seller). The Fund buys securities that the seller has agreed to buy back at a specific time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required, and the Fund could experience delays in recovering the amounts owed it.

Options and Futures Contracts. The Fund may also use certain derivative instruments, such as options and futures, to protect its portfolio against possible adverse movements in securities prices and/or interest rates or as a means to achieve exposure to certain securities or segments of a market in a manner that may be more efficient, in terms of time or price, than purchasing such securities directly. Options are exchange-traded or private contracts involving the right of a holder to deliver to (a "put") or receive from (a "call") another party certain assets (or a money payment equivalent to the change in value of certain assets or index) at a specified price within a specified time period. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Fund may sell interest rate futures contracts in order to hedge against an anticipated rise in interest rates that might cause the value of the Fund's portfolio securities to decline. When hedging of this character is successful, any depreciation in the value of the hedged portfolio securities will be substantially offset by an increase in the Fund's equity in the interest rate futures position. The Fund may also use index futures based on various securities indices. Risks inherent in the use of options and futures contracts include: (i) dependence on the adviser's ability to predict correctly movements in the direction of interest rates and/or securities prices; (ii) imperfect correlation between the price of the options or futures contracts and movements in the prices of the securities being hedged;
(iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the absence of a liquid secondary market for any particular option or contract at any time; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (vi) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell the security at a disadvantageous time, due to the requirement that the Fund maintain "cover" or segregate securities in connection with hedging transactions. The loss from investing in futures transactions and in writing certain options is potentially unlimited.

MANAGEMENT OF THE FUND

Roulston & Company, 3636 Euclid Avenue, Cleveland, Ohio 44115, serves as the investment adviser for the Fund. The adviser, a subsidiary of Fairport Asset Management, LLC, is a professional investment management firm and registered investment adviser founded in 1963. In addition to advising the Fund, the adviser provides advisory services to pension plans, corporations, 401(k) plans, profit sharing plans, individual investors, trusts and estates. The adviser serves as the investment adviser for the Fund pursuant to an investment advisory agreement. The adviser makes the investment decisions for the assets of the Fund and continuously reviews, supervises and administers the investment program of the Fund. During the fiscal year ended October 31, 2004, the Fund paid net advisory fees of 0.25% of its average net assets.

The adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.


Since April 1, 1999, the portfolio manager of the Fund has been Robert P. Goodman. Mr. Goodman joined the adviser in 1999 as a Vice President and Portfolio Manager. In addition to having managed $1.1 billion for BP America Inc. he has over 22 years of investment management experience and has held positions with Paine Webber, Drexel Burnham Lambert and Harris Bank, which included a three year assignment in London, England. He is a graduate of journalism from the State University of New York at Empire College and is a frequent author and speaker on economic and investment issues. Additionally, he has been a Managing Director of Fairport Asset Management, LLC since October 2001.

PRICING FUND SHARES

Fund  shares are sold and  redeemed  (sold back to the Fund) at net asset  value
(NAV). NAV per share of the Fund is determined by dividing the total market value of a Fund's investments and other assets, less any liabilities, by the total outstanding shares of that Fund. NAV per share for the Fund is determined each day the New York Stock Exchange (NYSE) is open for regular business at the earlier of 4 P.M., Eastern Time, or the close of regular trading on the NYSE. When you place an order to purchase shares or to redeem shares with a Fund or one of its authorized agents, the shares purchased or redeemed will be priced at the next NAV or price that is calculated for that Fund. Authorized agents for the Fund include Unified Fund Services, Inc., the Fund's transfer agent, and certain discount broker/dealers or banks with whom the Fund has entered into agreements for shareholder servicing.

All requests received by Unified Fund Services, Inc. before 4:00 p.m., Eastern Time, will be executed the same day, at that day's NAV per share. Orders received after 4:00 p.m., Eastern Time, will be executed the following day, at that day's NAV per share. Shares will not be priced and are not available for purchase on days when the NYSE is closed.


As indicated above, the NAV of the Fund is determined as of the earlier of 4:00 p.m., Eastern Time, or the close of regular trading on the NYSE. Equity and fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the adviser believes such prices accurately reflect the fair market value of such securities. When market quotations are not readily available, when the adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, or if an event occurs after the close of trading that materially affects fair value, such securities are valued as determined in good faith by the adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.



PURCHASE OF SHARES


General Information: You may purchase shares of the Fund directly by mail or by wire. An account application may be obtained by calling Roulston Research Corp., the Fund's distributor, at 1-800-332-6459. Payment for shares may be made by check or readily available funds (e.g., by federal funds wire). Purchases will be made in full and fractional shares of the Fund calculated to three decimal places. Your account statement will be your record of shares of the Fund owned by you. No share certificates will be issued. Checks that do not clear will result in a cancellation of the purchase, and you could be liable for any losses or fees incurred, including a $20 returned check fee. The Fund and its servicing agent reserve the right to refuse third party checks, cashier checks, counter checks, travelers checks, money orders, and credit card checks without proper identification. Signature guarantee stamps may be required on identification documentation.


The Board of Trustees has determined that it is unlikely that this type of government bond fund with a large proprietary distribution and shareholder base would be used for market timing purposes, and the Fund does not have history of any such activity taking place. As a result, the Fund has not adopted market timing policies and procedures. However, the Fund reserves the right to reject any purchase order, including orders from persons or entities that the Fund believes are engaging in harmful excessive trading or market timing activities. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders. In addition, market timing can be harmful to other shareholders in instances where its presence causes a portfolio manager to alter the trading strategy of the fund due to significant short term cash fluctuations or raise cash at inopportune times due to potential overdrafts. These situations could result in additional trading costs, overdraft charges or a portfolio manager taking a more defensive posture in maintaining cash in anticipation of further market timing activity. The Fund also may use any other means available to deter such activities, including in some cases the right to redeem in kind. There is no assurance that the Fund will be able to detect and eliminate all market timing.


Retirement Plans: The Fund is eligible for investment by tax deferred retirement programs such as 401(k) plans, traditional IRAs, spousal IRAs, Roth IRAs, Education IRAs, SEP IRAs and SIMPLE IRAs. All accounts established under such plans must have all dividends reinvested in the Fund. For more information about setting up plans or for IRA information, please call 800-332-6459.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.


TO OPEN AN ACCOUNT

BY MAIL
To be in proper form, your initial purchase request must include:

o a completed and signed investment application form (which accompanies this Prospectus; and
o    a check (subject to the minimum amounts) made payable to the Fund.
o    the initial check must have the same address as the application.

Mail the application and check to:

Fairport Funds
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, IN 46206-6110
Minimum initial investment for the Fund:
$250 for each account (including retirement accounts)

BY WIRE

Telephone 800-332-6459 and you will receive an account number. Call your bank with instructions to transmit funds to:
U.S. Bank, N.A.
ABA# 042000013
Attention:  Fairport Government Securities Fund
Credit Account #130100788830
Account Name:  (insert shareholder name)
For Account #:  (insert shareholder name)
Mail a completed account application to c/o Unified
Fund Services, Inc. at the above address.

You must provide a signed application to Unified Fund Services, Inc., the Fund's transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

BY AUTOMATIC INVESTMENT
Submit your AUTOMATIC INVESTMENT PLAN
with your initial investment.
Subsequent investments will be drawn from your bank account and invested in the designated Fund. If an Automatic
Investment Plan is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

BY EXCHANGE
Call 800-332-6459 to request an exchange of shares from:
- an available Non-Affiliated Money Market Fund offered through Unified Fund Services, Inc. For this exchange, you must first receive a prospectus.
Please call 800-332-6459 for availability.
NOTE: No fee or charge will apply, but there may be a capital gain or loss. The exchange privilege is subject to amendment or termination at any time upon sixty days' prior notice.

TO ADD TO AN ACCOUNT

BY MAIL
Fill out the subsequent investment stub from your account statement and mail your check or other negotiable bank draft with your account number on it to:
Fairport Funds
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, IN 46206-6110
Please make your check payable to the Fund.
Minimum additional investments for the Fund: $50.00 for each account (including retirement accounts) an Account

BY WIRE
Call 800-332-6459
Follow the instructions under
"TO OPEN AN ACCOUNT - By Wire."

BY ACH
(AUTOMATIC CLEARING HOUSE)
Transactions should be established
in advance by calling
800-332-6459. Allow at least
two weeks for preparation before
using ACH. ACH transactions
are completed approximately two
business days following the placement
of the order.

BY AUTOMATIC INVESTMENT
To add the AUTOMATIC INVESTMENT PLAN to an existing account, call 800-332-6459 to request the form.
Complete and return the form and any additional materials.
Subsequent investments will be drawn from your bank account and invested in the Fund.

BY EXCHANGE
Call 800-332-6459
Follow the instructions under
"TO OPEN AN ACCOUNT - By Exchange."

Please note that if you use a broker-dealer to assist you in any of these transactions, the broker-dealer may charge you a fee for this service.

DISTRIBUTION ARRANGEMENTS

The Fund does not charge up-front or deferred sales charges. The Fund has adopted a distribution and shareholder service plan under Rule 12b-1 of the Investment Company Act, which allows the Fund to pay for the sale and distribution of its shares, as well as for shareholder services. These fees generally are paid to persons selling the Fund's shares. The maximum amount that the Fund may pay under the Rule 12b-1 plan is 0.25% of its average net assets. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Please note that if you use a broker-dealer to assist you in any of these transactions, the broker-dealer may charge you a fee for this service.

REDEMPTION OF SHARES

General Information: You may sell or redeem shares of the Fund by any one or more of the following methods:

TO SELL FROM OR CLOSE AN ACCOUNT

BY MAIL
Write a letter of instruction that includes:
- the fund name, your account number, the name in which the account is registered and the dollar value or number of shares you wish to sell.
- include all signatures and any additional documents that may be required.

Mail your request to:
Fairport  Funds
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, IN 46206-6110
A check will be mailed to the name(s) and address in which the account is registered.

BY SYSTEMATIC WITHDRAWAL
Call 800-332-6459 to request an application for the SYSTEMATIC WITHDRAWAL PLAN. Specify the amount and frequency of withdrawals (minimum of $100).
NOTE: A minimum account balance of $10,000 is required and you must have all dividends and distributions reinvested.

BY TELEPHONE

If you have previously authorized redemption by telephone, call 800-332-6459. You will receive your redemption payment in the form you previously selected: check, deposit to your bank account, or wire transfer (for wire transfers, a fee of $15 will be charged)

BY EXCHANGE
If you have previously authorized telephone exchanges, call
800-332-6459 to request an exchange of shares into:
- an available Non-Affiliated Money Market Fund offered through Unified Fund Services, Inc. For this exchange, you must first receive a prospectus.
Please call 800-332-6459 for availability.
NOTE: No fee or charge will apply, but an exchange of shares is treated as a sale, and there may be a capital gain or loss. The exchange privilege is subject to amendment or termination at any time upon sixty days prior notice.

Please note that if you use a broker-dealer to assist you in any of these transactions, the broker-dealer may charge you a fee for this service.

Selling Recently Purchased Shares:

If the shares to be redeemed were recently purchased by check, proceeds from your redemption may be delayed up to 15 days from the purchase date or until the purchase check has cleared, whichever occurs first. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid this possible delay.

Signature Guarantees:
The Fund will require a signature guarantee for any of the following for shareholders who are not customers of the adviser or Fairport Asset Management:

o    any written redemption request for $25,000 or more; or
o a change in payee or address where redemption proceeds may be mailed from what is shown on your account application; or
o    a change in the bank  account  to which  redemption  payments  are made.
A signature guarantee may be obtained from most banks or securities dealers, but not from a notary public.

Redemptions By the Fund:
If your account balance falls below $250 due to redemptions made by you, the Fund may redeem your remaining shares at NAV and mail the proceeds to you. The Fund will notify you if your balance has fallen below the required minimum, and you will have at least 60 days to meet the minimum before your shares are redeemed. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

Right to Redeem in Kind:
The Fund has elected generally to pay only cash for redemptions of up to $250,000 (or 1% of the Fund, whichever is less). The Fund will generally only pay cash for any other redemptions over that amount unless the Fund's Board of Trustees believes that under current conditions, further payments in cash would not be in the Fund's best interests. In those situations, you may receive portfolio securities instead of cash.


                                       12
FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in each table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the fiscal years ended October 31, 2004 and 2003 have been audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request. The information for prior years was audited by other independent registered public accountants.

                                        Year              Year            Year             Year               Year
                                        Ended            Ended            Ended           Ended              Ended
                                      10/31/04          10/31/03        10/31/02         10/31/01           10/31/00
                                   ----------------  ---------------  ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                            $        10.16    $       10.51    $      10.58    $        9.75    $           9.74
                                   ----------------  ---------------  --------------  ---------------  -------------------

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income/(loss)                  0.41(a)          0.47(a)         0.50             0.53                0.54
Net realized and unrealized gain/
  (loss) on investments                     (0.10)           (0.21)            0.04             0.84                0.01
                                   ----------------  ---------------  --------------  ---------------  -------------------
Total from investment operations              0.31             0.26            0.54             1.37                0.55
                                   ----------------  ---------------  --------------  ---------------  -------------------

LESS DISTRIBUTIONS:

From net investment income                  (0.41)           (0.47)          (0.50)           (0.54)               (0.54)
From net realized capital gains             (0.15)           (0.14)          (0.11)               -                    -
                                   ----------------  ---------------  --------------  ---------------  -------------------

Total distributions                         (0.56)           (0.61)          (0.61)           (0.54)               (0.54)
                                   ----------------  ---------------  --------------  ---------------  -------------------

NET ASSET VALUE, END OF PERIOD      $        9.91     $      10.16     $     10.51     $      10.58     $           9.75
                                   ================  ===============  ==============  ===============  ===================


TOTAL RETURN                                 3.14%            2.47%          5.46%          14.44%                 5.92%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000)      $      46,135     $     53,017    $    62,207     $    68,657      $         54,107
Ratio of expenses to average
  net assets:
    before reimbursement of

      expenses by Adviser                    0.94%            0.85%           0.90%            0.89%         1.00%
    after reimbursement of

      expenses by Adviser                      N/A              N/A             N/A              N/A         0.90%
Ratio of net investment income
  to average net assets:
    before reimbursement of

      expenses by Adviser                    4.14%            4.54%           4.93%            5.31%         5.53%
    after reimbursement of

      expenses by Adviser                      N/A              N/A             N/A              N/A         5.62%

Portfolio turnover                          55.52%           45.80%          95.65%          281.77%        228.10%

(a) Net investment income is based on average shares outstanding during the year.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends & Distributions. Dividends and distributions from the Fund will be automatically used to purchase additional shares of the Fund unless you have elected to receive dividends and distributions in cash. If you participate in the systematic withdrawal plan or any retirement plan, you must have your distributions reinvested. The Fund distributes substantially all of its net investment income in the form of dividends and their capital gains in the form of distributions. The Fund accrues dividends daily and distributes them on a monthly basis. Any capital gains realized by the Fund will be distributed at least annually.

Tax Consequences. The Fund pays no federal income tax on earnings distributed to shareholders so long as it meets the requirements for being a tax-qualified regulated investment company, which the Fund has done in the past and intends to do in the future. Any dividend or distribution you receive, whether in cash or reinvested, is considered taxable income to you. Dividends of net investment income are taxable to you as ordinary income. Capital gains distributions are taxed based on how long the Fund held the assets that generated such gains. Net short term capital gains are generally taxable to shareholders as ordinary income. Distributions of net long term capital gains are taxable as long term capital gains. Shareholders will be advised at least annually as to the federal income tax consequences of distributions made to them during the year. You are urged to consult your tax adviser concerning the application of federal, state and local taxes to your particular situation. An exchange of shares of the Fund for shares of another fund is considered to be a sale of Fund shares for tax purposes.

TAX AND DISTRIBUTION CHECKLIST

The following TAX CHECKLIST is a guide to the forms and reporting information for any regular, taxable accounts which will help assist your tax preparer: (not including IRAs or Retirement Accounts)

WHEN IS IT?  WHAT IS IT?                                      TAX FORM SENT?
January      Sent to shareholders detailing the activity in   Year-End Statement
             an account for the entire year.
             Keeping a copy of this statement on an ongoing
             basis will help with taxes down the road.
January      Sent to shareholders of the Fund detailing       1099-DIV
             distributions of dividends or capital gains
             during the year.
January      Sent to shareholders that have redeemed any      1099-B
             shares during the year through a redemption or exchange.

The following DISTRIBUTION PROFILE is a guide to when distributions are scheduled to be paid to shareholders in the event that a dividend or capital gain distribution is declared in the Fund*:


FUND                                    DIVIDENDS                 CAPITAL GAINS
Fairport Government Securities Fund     End of the Month          Mid December
Monthly Distributions

*There are no guarantees that either dividends or distributions will be declared and the schedule is subject to change.

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Statement of Additional Information ("SAI") provides more detailed information about the Fund. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The prospectus, SAI and the annual/semi-annual reports are available at no charge by visiting the Fund's website at www.fairportfunds.com or by calling or writing:

FAIRPORT FUNDS
3636 EUCLID AVENUE
CLEVELAND, OH 44115
(800) 332-6459

This number may also be used to request other information about the Fund or for shareholder inquiries. You may also visit the Fund's website at www.fairportfunds.com. Reports and other information about the Fund, including the SAI, are available on the SEC's Internet site at http://www.sec.gov. This information may also be viewed or copied at the SEC's Public Reference Room in Washington D.C., or by sending an electronic request, along with a duplicating fee to publicinfo@sec.gov, or by sending your written request, along with a duplicating fee, to the SEC's Public Reference Section, Washington D.C. 20549-6009. (For information on the Public Reference Room, telephone 1-202-942-8090).

The Trust's SEC File No. is 811-8774.

                       STATEMENT OF ADDITIONAL INFORMATION
                       ===================================

                       FAIRPORT GOVERNMENT SECURITIES FUND



                                 A FAIRPORT FUND

                               Investment Adviser:
                            ROULSTON & COMPANY, INC.



     This Statement of Additional Information is not a prospectus and relates to Fairport Government Securities Fund (the "Fund") a series of Fairport Funds (the "Trust").


     This Statement of Additional Information is not a Prospectus but is intended to provide additional information regarding the activities and operations of the Fund and the Trust and should be read in conjunction with the Fund's Prospectus dated March 1, 2005. The Prospectus may be obtained without charge through the Fund's Distributor, Roulston Research Corp., 3636 Euclid Avenue, Suite 3000, Cleveland, Ohio 44115 (the "Distributor") by calling 1-800-332-6459.


     The Fund's most recent Annual Report to Shareholders is a separate document that is incorporated by reference into this Statement of Additional Information. The Fund's Annual and Semi-Annual Reports to Shareholders are also available without charge by calling the Distributor at 1-800-332-6459.




                                  March 1, 2005

                                TABLE OF CONTENTS






THE TRUST......................................................................1

INFORMATION ON PERMITTED INVESTMENTS AND RELATED RISK FACTORS..................1

INVESTMENT LIMITATIONS OF THE FUND............................................14

MANAGEMENT OF THE TRUST.......................................................15

PRINCIPAL HOLDERS OF SECURITIES...............................................20

INVESTMENT ADVISORY AND OTHER SERVICES........................................21

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS..............................26

DISCLOSURE OF PORTFOLIO HOLDINGS .............................................27

NET ASSET VALUE...............................................................28

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................29

TAXES.........................................................................30

SHARES OF BENEFICIAL INTEREST.................................................31

PROXY VOTING POLICIES.........................................................32

FINANCIAL STATEMENTS..........................................................33

                                    THE TRUST
                                    ---------

     FAIRPORT FUNDS (the "Trust") is an open-end management investment company established under Ohio law as an Ohio business trust under a Declaration of Trust dated September 16, 1994. In March 1996, the Trust changed its name from "The Roulston Family of Funds" to "Fairport Funds." As of July 1, 1999, the Trust changed its name to "Roulston Funds," and then back to "Fairport Funds" as of February 14, 2002. The Fund is classified as diversified, meaning that, with respect to 75% of its total assets, it does not invest more than 5% of its assets in the securities of any single issuer (other than securities issued by the U.S. Government or its agencies or instrumentalities).

     On April 28, 1995, pursuant to an Agreement and Plan of Reorganization and Liquidation with The Advisors' Inner Circle Fund, a Massachusetts business trust ("Advisors"), the Fund acquired all of the assets of the Roulston Government Securities Fund of Advisors (the "Acquired Fund"), in exchange for the assumption of the Acquired Fund's liabilities and a number of full and fractional shares of the Fund of the Trust having an aggregate net asset value equal to the Acquired Fund's net assets (the "Reorganization"). The performance and financial information included in this Statement of Additional Information relates to both the operations of the Acquired Fund prior to the Reorganization and to the Fund of the Trust since the Reorganization. For accounting and advertising information purposes, the Acquired Fund was considered to be the survivor of the Reorganization.

     Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus of the Fund.
Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

                      INFORMATION ON PERMITTED INVESTMENTS
                      ------------------------------------
                            AND RELATED RISK FACTORS
                            ------------------------

BANKERS' ACCEPTANCES
--------------------

     Bankers' acceptances are negotiable bills of exchange or time drafts drawn on and accepted by a commercial bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances are used by corporations to finance the shipment and storage of goods and to furnish dollar exchanges. Maturities are generally six months or less. The Fund is permitted to invest in bankers' acceptances.

CERTIFICATES OF DEPOSIT
-----------------------

     A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by U.S. commercial banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal. The Fund is permitted to invest in certificates of deposit.

COMMERCIAL PAPER
----------------

     Commercial paper is unsecured short-term promissory notes issued by corporations and other entities. Maturities on these notes typically vary from a few days to nine months. The Fund may invest in commercial paper.

TIME DEPOSITS
-------------

     A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits in excess of seven days with a withdrawal penalty are considered to be illiquid securities; the Fund will not invest more than 15% of its net assets in illiquid securities, including such time deposits. The Fund is permitted to invest in time deposits.

U.S. GOVERNMENT SECURITIES
--------------------------

     U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Securities issued directly by the U.S. Government consist of bills, notes and bonds issued by the U.S. Treasury, including U.S. Treasury inflation index-linked securities and separately traded interest and principal component parts of such securities that are transferable only through the Federal Reserve's book entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPs"). Agencies and instrumentalities of the U.S. Government include the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Student Loan Marketing Association ("SLMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of agencies such as GNMA are backed by the full faith and credit of the U.S. Government. Others, such as the obligations of FNMA, are not backed by the full faith and credit of the U.S. Government but are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of SLMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as the Federal Farm Credit Banks, are supported only by the credit of the agency. No assurance can be given that the U.S. Government would provide financial assistance to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund invests primarily in U.S. Government securities. The Fund also intends to invest in discount U.S. Government agency notes with an overnight maturity for purposes of short-term cash management and temporary defensive positions.

     STRIPS are sold as zero coupon securities; that is, the component parts of fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have a similar maturity but pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. The Fund intends to invest in STRIPs that are only traded through the U.S. Government-sponsored program.

     Roulston & Company will purchase only those STRIPs that it determines are liquid or, if illiquid, do not violate the Fund's investment policy concerning investments in illiquid securities.

CORPORATE DEBT SECURITIES
-------------------------

     The Fund's investments in these securities are limited to U.S. dollar-denominated instruments. Generally, the Fund will only invest in corporate obligations rated within the four highest rating categories by a nationally recognized rating agency such as Standard & Poor's Rating Group or Moody's Investor Services ("rating agency"). However, the Fund may also invest up to 5% of its total assets in corporate obligations rated "B" or "BB" by such rating agencies. For a description of such rating categories, see the Appendix to this Statement of Additional Information.

     Securities that are rated in the fourth highest rating category by a rating agency (e.g., BBB or Baa) are considered to be "medium grade" securities. Medium grade securities, although deemed to be investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

     Securities that are rated "BB" or "B" are commonly known as "high yield" or "junk" bonds. Such securities will usually have higher yields than higher rated securities. However, there is more risk associated with these investments. This is because of reduced creditworthiness and increased risk of default. Under rating agency guidelines, such lower rated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower rated securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, and to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions. The foregoing factors may, under certain circumstances, reduce the value of securities held by the Fund and thus affect the value of the Fund's shares.

     After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for investment by the Fund. Neither event will require a sale of such security by the Fund. However, the portfolio manager will consider such event in his determination of whether the Fund should continue to hold the security. To the extent the ratings given by a rating agency may change as a result of changes in such organization's rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this Statement of Additional Information.

MORTGAGE-BACKED SECURITIES
--------------------------

     The Fund is permitted to invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by non-governmental entities that are rated, at the time of purchase, within the four highest rating categories by one or more rating agency. Due to scheduled and unscheduled principal payments on the underlying obligations, such securities have a shorter average maturity and, therefore, less principal volatility than a bond with a comparable maturity. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular pool of mortgages. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Such mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Early repayment of principal on mortgage pass-through securities arising from prepayments of principal on the underlying obligations (due to sale, refinancing, or foreclosure of the underlying property, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of such principal. Also, if a mortgage-related security subject to prepayment has been purchased at a premium (i.e., a price in excess of the principal amount) in the event of accelerated prepayments, the Fund may risk loss of principal because the premium may not have been fully amortized at the time the security was paid. The opposite is true for mortgage-backed securities purchased at a discount. Like other fixed-income securities, when interest rates rise, the value of mortgage-backed securities generally will decline; however, when interest rates decline, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. Prepayment rates will be used to determine a mortgage-backed security's estimated average life and the Fund's dollar-weighted average portfolio maturity.

1.   GOVERNMENT ISSUED MORTGAGE-RELATED SECURITIES

     Securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities are considered to be "mortgage-related securities" because they represent ownership in a pool of federally insured mortgage loans with maturities of up to 30 years. Although mortgage-related securities may offer yields higher than those available from other types of U.S. Government securities, such securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature.

2.   PRIVATE ISSUED MORTGAGE-RELATED SECURITIES

     Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees issued by governmental entities as well as private entities.

3.   COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

     CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit ("REMIC"). All future references to CMOs shall also be deemed to include REMICs.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter maturity classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

     Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the Securities and Exchange Commission ("SEC"), and the Fund may invest in the securities of such issuers without the limitations imposed by the Investment Company Act of 1940 (the "1940 Act") on investments by the Fund in other investment companies. In addition, in reliance on an earlier SEC interpretation, the Fund's investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the 1940 Act on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, issuers of these CMOs must be unmanaged, fixed asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Fund selects CMOs that cannot rely on the rule or do not meet the above requirements, the Fund's investments in such securities will be subject to the limitations described below with respect to its investments in other investment companies.

4.   ADJUSTABLE RATE MORTGAGE SECURITIES

     Adjustable rate mortgage securities ("ARMs") are pass-through securities collateralized by mortgages with adjustable, rather than fixed rates of interest. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

     The ARMs generally contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the mortgage. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest may be adjusted for any single adjustment period. In the event that market rates of interest rise to levels above that of the ARM's maximum rate, the ARM's coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely fall.

     Some ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then utilized to reduce the outstanding principal balance of the ARM.

ASSET-BACKED SECURITIES
-----------------------

     The Fund is permitted to invest in asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities and a similar risk of prepayment. However, asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. The underlying assets include assets such as motor vehicle installment sales contracts, other installment loan contracts and receivables from credit card and other revolving credit arrangements. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability of the Fund, as an investor, to obtain full payment in the event of default or insolvency. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee. With respect to an asset-backed security arising from secured debt (such as automobile receivables), there is a risk that parties other than the originator and servicer of the loan may acquire a security interest superior to that of the security's holders.

TEMPORARY DEFENSIVE POSITIONS
-----------------------------

     When the Fund takes a temporary defensive position, it may invest up to 100% of its assets as cash or money market instruments, including bankers' acceptances, certificates of deposit, high quality commercial paper, short-term U.S. Government securities (including discount agency notes), money market mutual funds and repurchase agreements.

VARIABLE AMOUNT MASTER DEMAND NOTES
-----------------------------------

     Variable amount master demand notes, in which the Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time within 30 days. While such notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns), must be considered to be of comparable quality to the issuers of commercial paper that could be purchased for the Fund. Roulston & Company will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand. In the event that the period of time remaining until the principal amount can be recovered under a variable master demand note exceeds seven days, the Fund will treat such note as illiquid for purposes of its limitations on investments in illiquid securities.

VARIABLE AND FLOATING RATE SECURITIES
-------------------------------------

     The Fund may acquire variable and floating rate securities, subject to the Fund's investment objectives, policies and restrictions. A variable rate security is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period. The Fund intends to invest in variable and floating rate securities whose market value upon reset of the interest rate will approximate par value because their interest rates will be tied to short-term rates. However, there is a risk that the current interest rate on such obligations may not accurately reflect existing market rates, and therefore that upon such interest rate reset, the instrument may decline in value.

     Such securities frequently are not rated by credit rating agencies; however, unrated variable and floating rate securities purchased by the Fund must be determined by Roulston & Company to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Roulston & Company will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include governmental agencies, and financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate security purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate security in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. To the extent that the Fund is not entitled to receive the principal amount of a note within seven days and there is no established market for such security, such a security will be treated as an illiquid security for purposes of calculation of the 15% limitation on the Fund's investment in illiquid securities.

SECTION 4(2) SECURITIES
-----------------------

     Section 4(2) securities are issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on an exemption from registration which is afforded by Section 4(2) of the 1933 Act.
Section 4(2) securities are restricted as to disposition under Federal securities laws, and generally are sold to institutional investors who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold, if at all, to other institutional investors through or with the assistance of the issuer or investment dealers who facilitate the resale of such Section 4(2) securities, thus providing some liquidity.

     Pursuant to procedures adopted by the Board of Trustees, Roulston & Company may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A of the 1933 Act and are readily saleable. Rule 144A permits the Fund to purchase securities which have been privately placed and resell securities to certain qualified institutional buyers without restriction. For purposes of determining whether a Rule 144A security is readily saleable, and therefore liquid, Roulston & Company must consider, among other things, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and marketplace trades of such security. However, investing in Rule 144A securities, even if such securities are initially determined to be liquid, could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The Fund may invest in restricted, or Section 4(2), securities.

REPURCHASE AGREEMENTS
---------------------

     Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from member banks of the Federal Reserve System and registered broker-dealers which Roulston & Company deems creditworthy, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than 102% of the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that the Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees believes that, under the regular procedures normally in effect for custody of the Fund's securities subject to repurchase agreements and under Federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's Custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

FOREIGN INVESTMENT
------------------

     Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, and the Fund may hold securities denominated in a foreign currency and may directly hold foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by the Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

     Since foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

     In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     The Fund may invest in U.S. dollar denominated securities issued or guaranteed by supranational entities, foreign governments, their political subdivisions, agencies or instrumentalities. The Fund will acquire such securities only when Roulston & Company believes the risks associated with such investments are minimal.

OPTIONS TRADING
---------------

     The Fund may purchase put and call options for various securities and securities indices that are traded on national securities exchanges, from time to time, as Roulston & Company deems appropriate. The Fund may also engage in writing (i.e., selling) put and call options from time to time as Roulston & Company deems appropriate. The Fund will write only call options that are covered (options on securities owned by the Fund). A call option gives the purchaser of the option the right to buy, and the writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Put and call options purchased by the Fund will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

     The Fund may purchase and sell options on fixed income securities and fixed income securities indices. Options are generally used only for hedging purposes and to gain exposure to securities or types of securities without purchasing the securities directly.

     When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by a Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. In addition, when the Fund writes a covered call option and such option is exercised, the Fund will forego the appreciation, if any, on the underlying security in excess of the exercise price. If a put option is exercised, the Fund will be obligated to purchase the security.

     In order to close out an option it has written, the Fund will enter into a "closing purchase transaction" -- the purchase of an option on the same security with the same exercise price and expiration date as the option which the Fund previously wrote on any particular securities. When a portfolio security subject to a call option is sold, the Fund which wrote the call will effect a closing purchase transaction to close out any existing call option on that security. There is no assurance of liquidity in the secondary market for purposes of closing out options positions. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. When the Fund writes a put option, it will set aside cash and/or appropriate liquid assets in a segregated custodial account as required by SEC rules.

     The Fund may purchase or write both OTC (over-the-counter) options and options traded on U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position prior to its expiration. All or a portion of any assets used as cover for OTC options written by the Fund would be considered "illiquid" for purposes of the Fund's limitation on investments in illiquid securities, which is described below under "Non-fundamental Restrictions."

     When the Fund engages in option transactions, there are risks associated with such investment including the following: (i) the success of a hedging or other investment strategy may depend on the ability of Roulston & Company to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

     The Fund may also purchase or sell index options. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

FUTURES TRADING
---------------

     The Fund may attempt to reduce the risk of investment in securities by hedging a portion of its portfolio through the use of certain futures transactions. In attempting to hedge, the Fund may purchase or sell contracts for the future delivery of the specific financial instruments or securities in which the Fund may invest, and contracts relating to indices based upon the types of securities in which the Fund may invest, and engage in related closing transactions. The Fund will use these instruments primarily as a hedge against changes resulting from market conditions in the values of securities held in its portfolio or which it intends to purchase. The Fund may also use future contracts to obtain exposure to such securities in lieu of owning such securities directly.

     When a futures contract is executed, each party deposits with a broker or in a segregated custodial account up to 5% or more of the contract amount, called the "initial margin," and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the broker or segregated account.

     During a market decline or when Roulston & Company anticipates a decline, the Fund may hedge a portion of its portfolio by selling futures contracts in order to limit exposure to the decline. This provides an alternative to liquidation of securities positions and the corresponding costs of such liquidation. Conversely, during a market advance or when Roulston & Company anticipates an advance, the Fund may hedge a portion of its portfolio by purchasing futures. This affords a hedge against a risk of not participating in a market advance at a time when it is not fully invested and serves as a temporary substitute for the purchase of individual securities which may later be purchased in a more advantageous manner.

     The Fund is permitted to engage in bona fide hedging transactions (as defined in the rules and regulations of the Commodity Futures Trading Commission) without any quantitative limitations. Futures which are not for bona fide hedging purposes may be used provided the total amount of the initial margin and any option premiums attributable to such positions does not exceed 5% of the Fund's liquidation value after taking into account unrealized profits and unrealized losses, and excluding any in-the-money option premiums paid. The Fund will not market, and is not marketing, itself as a commodity pool or otherwise as a vehicle for trading in futures and related options. The Fund will segregate liquid assets such as cash, U.S. Government securities or other liquid securities to cover its positions in futures. In no event, however, will the Fund's use of futures contracts cause the Fund's exposure to futures contracts to exceed 5% of its total assets.

     There are several risks associated with the use of futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities. and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
-------------------------------------------

     The Fund may purchase securities on a "when-issued" or "delayed-delivery" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). These transactions involve the purchase of securities subject to settlement and delivery beyond the normal settlement date. The price and yield on these securities is fixed as of the purchase date, and no interest accrues to the Fund before settlement. These securities are therefore subject to market risk due to changes in interest rates, and/or market prices, and, although the purchase of securities on a when-issued basis is not considered leveraging, it has the effect of leveraging the Fund's assets.

     When the Fund agrees to purchase securities on a "when-issued" or "delayed-delivery" basis, the Fund's custodian will set aside in a separate account cash or liquid securities equal to the amount of the Fund's commitment. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, the Fund's liquidity and the ability of Roulston & Company to manage it might be affected in the event its commitments to purchase "when-issued" or "delayed-delivery" securities ever exceeded 25% of the value of its assets. Under normal market conditions, however, the Fund's commitments to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its assets.

     The purchase of securities on a when-issued or delayed-delivery basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the seller fails to complete the transaction and the Fund, as a result, misses a price or yield considered to be advantageous. The Fund will engage in "when-issued" or "delayed-delivery" transactions only for the purpose of acquiring portfolio securities consistent with the Fund's investment objectives and policies and not for investment leverage.

INVESTMENT COMPANY SHARES
-------------------------

     The Fund may invest in securities of other investment companies, including securities of money market mutual funds and unit investment trusts. The Fund intends to invest in the securities of other investment companies to the extent that Roulston & Company believes that such investment will assist the Fund in meeting its investment objective, to manage periodic investments by investors engaging in market-timing, or for cash management purposes. To the extent such investment companies pay management fees and other expenses, shareholders of the Fund would indirectly pay both Fund expenses and the expenses of underlying investment companies with respect to Fund assets invested therein. Applicable regulations prohibit the Fund from acquiring the securities of other investment companies if, as a result of such acquisition, the Fund, and all of the affiliated persons of the Fund, owns more than 3% of the total voting stock of the acquired investment company.

PORTFOLIO TURNOVER
------------------

     The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.

     High rates of portfolio turnover (100% or more) entail certain costs, including possible increased taxable income for the Fund's shareholders and higher overall transaction costs. Roulston & Company takes these costs into account, since they affect the Fund's overall investment performance and reduce shareholders' return. The portfolio turnover rate for the Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. Portfolio turnover will not be a limiting factor in making investment decisions.

EXCHANGE TRADED FUNDS
---------------------

     The Fund may invest in various types of exchange traded funds ("ETFs") offering exposure to U.S. bond markets. ETFs own stocks included in a particular index and changes in the price of the ETFs (before deducting the ETFs' expenses) track the movement of the associated index relatively closely. To the extent the

Fund invests in ETFs, shareholders of the Fund may be subject to duplicative management fees.

                       INVESTMENT LIMITATIONS OF THE FUND
                       ----------------------------------

     The investment objective of the Fund is a fundamental policy of the Fund and may not be amended by the Board of Trustees without shareholder approval.

     The investment limitations described immediately below are fundamental policies of the Fund. Fundamental investment objectives and policies cannot be changed without the "vote of a majority of the outstanding shares" of the Fund as that term is defined below under "SHARES OF BENEFICIAL INTEREST -- Voting Rights."

FUNDAMENTAL RESTRICTIONS
------------------------

The  Fund may not:

1. Purchase securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the value of the total assets of the Fund would be invested in the securities of such issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% of the Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services; for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry, and (ii) financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts not exceeding 10% of the value of its total assets and except as permitted by rule, regulation or order of the SEC. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

4. Make loans, except that the Fund may purchase or hold debt instruments and make time deposits with financial institutions in accordance with its investment objectives and policies, and the Fund may enter into repurchase agreements and engage in securities lending.

5. Purchase or sell real estate (although investment in marketable securities of issuers which can invest in real estate or engage in such activities, securities backed or secured by interests in real estate, institutions that issue mortgages, or real estate investment trusts which deal in real estate or interests therein are not prohibited by this restriction);

6. Purchase securities on margin, except that the Fund may obtain short-term credit as necessary for the clearance of securities transactions and except as may be necessary to make margin payments in connection with derivative securities transactions;

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter under Federal securities laws in selling a portfolio security; and

8. Purchase or sell commodities or commodities contracts (including future contracts), except to the extent disclosed in the then current Prospectus of the Fund.

NON-FUNDAMENTAL RESTRICTIONS
----------------------------

     The  following   additional   investment   restrictions  of  the  Fund  are
non-fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund may not:

1. Purchase or otherwise acquire any securities, if as a result, more than 15% of the Fund's net assets would be invested in securities that are illiquid;

2.   Engage in any short sales;

3. Pledge, mortgage or hypothecate assets in excess of one third of the Fund's total assets.

     If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause the Fund's investments in illiquid securities, including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for the Fund's investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such an event, however, the Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

     The Fund does not currently intend to enter into reverse repurchase agreements during the current fiscal year.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS OF THE TRUST
----------------------------------

     Overall responsibility for the management of the Trust and the Fund is vested in the Board of Trustees, who will manage the Trust in accordance with the laws of Ohio governing business trusts. Unless so required by the Trust's Declaration of Trust or By-Laws or by Ohio law, at any given time all of the Board of Trustees may not have been elected by the shareholders of the Trust.
Trustees may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Trust and Ohio law. The Board of Trustees elects officers and contracts with and provides for the compensation of agents, consultants and other professionals to assist and advise it in the day-to-day operations of the Trust and the Fund.

     Certain information about each member of the Board of Trustees and the officers of the Trust is set forth below. Each may have held other positions with the named companies during that period. Each Trustee who is not an "interested person" of the Trust, as that term is defined in the 1940 Act, is considered an "Independent Trustee." Certain officers of the Trust also serve as Directors and/or officers of Roulston & Company or the Distributor.

================================ ============== ============== ============================ ============== =====================


                                                   TERM OF                                    NUMBER OF
                                  POSITION(S)    OFFICE* AND                                  FUNDS IN
                                   HELD WITH      LENGTH OF      PRINCIPAL OCCUPATION(S)        FUND              OTHER
     NAME, ADDRESS AND AGE         THE TRUST     TIME SERVED     DURING PAST FIVE YEARS       COMPLEX**       DIRECTORSHIPS
                                                                                                                   HELD
================================ ============== ============== ============================ ============== =====================
INDEPENDENT TRUSTEES:
--------------------------------------------------------------------------------------------------------------------------------
Mark S. Biviano                     Trustee      Since 2001    Vice President and                 1                None
1795 W. Market Street                                          Executive Sales Director,
Akron, Ohio 44313                                              Rubber City Radio Group (a
Year of Birth - 1953                                           seven station radio
                                                               group), since November
                                                               1993.

-------------------------------- -------------- -------------- ---------------------------- -------------- ---------------------
David B. Gale                       Trustee      Since 1998    Executive Director of              1                None
2775 Bishop Road, Ste. B                                       North American Association
Willoughby Hills, Ohio  44092                                  of State and Provincial
Year of Birth - 1952                                           Lotteries (non-profit
                                                               association of sanctioned
                                                               lotteries) since March,
                                                               1995; President of DBG
                                                               Consulting, Inc.
                                                               (management consulting
                                                               firm) since December, 1994.


-------------------------------- -------------- -------------- ---------------------------- -------------- ---------------------
Carolyn D. Pizzuto                  Trustee      Since 2001    Vice President of Human            1                None
P.O. Box 5190                                                  Resources, Kent State
Kent, Ohio 44242                                               University, since 2002;
Year of Birth - 1950                                           Founder and Chief
                                                               Executive Officer, CDA
                                                               Consulting, Inc.
                                                               (management consulting
                                                               firm), since 1991.
-------------------------------- -------------- -------------- ---------------------------- -------------- ---------------------


                                       16

================================ ============== ============== ============================ ============== =====================


                                                   TERM OF                                    NUMBER OF
                                  POSITION(S)    OFFICE* AND                                  FUNDS IN
                                   HELD WITH      LENGTH OF      PRINCIPAL OCCUPATION(S)        FUND              OTHER
     NAME, ADDRESS AND AGE         THE TRUST     TIME SERVED     DURING PAST FIVE YEARS       COMPLEX**       DIRECTORSHIPS
                                                                                                                   HELD
================================ ============== ============== ============================ ============== =====================
Thomas V. Chema                     Trustee      Since 20011    President, Hiram College,         1          TransTechnology
P.O. Box 67                                                    since 2003; Partner, Arter                      Corporation
Hiram, Ohio 44234                                              & Hadden LLP (law firm)
Year of Birth - 1946                                           from April, 1989 to  2003;
                                                               since June, 1994,
                                                               President, Gateway
                                                               Consultants Group, Inc.
                                                               (sports and related public
                                                               facilities consulting).
-------------------------------- -------------- -------------- ---------------------------- -------------- ---------------------

* Each Trustee serves as such during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees, and until the election and qualification of his or her successor.
** For purposes of this Table, Fund Complex means one or more mutual funds, including the Fund, which have a common investment adviser or affiliated investment advisers or that hold themselves out to the public as being related. Fairport Government Securities Fund currently is the only member of the Fund Complex.
1 Mr. Chema served as Trustee of the Trust from the Trust's inception in 1994 until September 2001, and then was re-elected by shareholders of the Trust in October 2001.

OFFICERS OF THE TRUST:
---------------------

================================= ============================ ========================= =======================================

                                       POSITION(S) HELD          TERM OF OFFICE* AND      PRINCIPAL OCCUPATION(S) DURING PAST
     NAME, ADDRESS AND AGE              WITH THE TRUST          LENGTH OF TIME SERVED                  FIVE YEARS
================================= ============================ ========================= =======================================
Scott D. Roulston                          President                  Since 1994         Senior Managing Director, Chief
3636 Euclid Avenue                                                                       Executive Officer and President of
Cleveland, Ohio 44115                                                                    Fairport Asset Management, LLC since
Year of Birth - 1957                                                                     October 2001. Chief Executive Officer
                                                                                         and President of Roulston & Company
                                                                                         and Roulston Research Corp. since
                                                                                         1990.

--------------------------------- ---------------------------- ------------------------- ---------------------------------------


                                       17

================================= ============================ ========================= =======================================

                                       POSITION(S) HELD          TERM OF OFFICE* AND      PRINCIPAL OCCUPATION(S) DURING PAST
     NAME, ADDRESS AND AGE              WITH THE TRUST          LENGTH OF TIME SERVED                  FIVE YEARS
================================= ============================ ========================= =======================================
Charles A. Kiraly                  Chief Compliance Officer,   Secretary and Assistant   Vice President of Fairport Asset
3636 Euclid Avenue                  Secretary and Assistant     Treasurer since 1996;    Management, LLC since October 2001;
Cleveland, Ohio 44115                      Treasurer               Chief Compliance      Vice President of Mutual Fund
Year of Birth - 1969                                              Officer since 2004     Administration and prior to, Manager
                                                                                         of Mutual Fund Administration since
                                                                                         April 2000; and an employee of
                                                                                         Roulston & Company, Inc. since April,
                                                                                         1996.  Prior thereto, a Senior Dealer
                                                                                         Services Representative at BISYS Fund
                                                                                         Services (a mutual fund servicing
                                                                                         company).
--------------------------------- ---------------------------- ------------------------- ---------------------------------------
Kenneth J. Coleman                         Treasurer                  Since 1999         Senior Managing Director, Chief
3636 Euclid Avenue                                                                       Operating Officer and Chief Financial
Cleveland, Ohio 44115                                                                    Officer of Fairport Asset Management,
Year of Birth - 1956                                                                     LLC since October 2001. Joined
                                                                                         Roulston & Company in January 1999
                                                                                         and has served as Chief Operating
                                                                                         Officer since September 1999.  From
                                                                                         August 1997 to December 1998,
                                                                                         President of the Insurance Services
                                                                                         Group of National City Corporation
                                                                                         (bank holding company).

--------------------------------- ---------------------------- ------------------------- ---------------------------------------

*    The officers of the Trust are elected by the Board of Trustees annually.

TRUSTEE COMPENSATION
--------------------


     The Trust pays the fees for Trustees  unaffiliated  with Roulston & Company
(currently $1,000 per Board meeting attended and $4,000 per year retainer). The following table sets forth information regarding the total compensation paid by the Trust to its Board of Trustees for their services as Trustees during the fiscal year ended October 31, 2004. The Trust has no pension or retirement plans.





                                       18

COMPENSATION TABLE:


======================================== ===================================== =====================================
           NAME AND POSITION                          AGGREGATE                         TOTAL COMPENSATION
                                                     COMPENSATION                       FROM THE TRUST AND
            WITH THE TRUST                          FROM THE TRUST                      THE FUND COMPLEX *
            --------------                          --------------                      ----------------
======================================== ===================================== =====================================
Mark S. Biviano, Trustee                                $9,000                                $9,000
---------------------------------------- ------------------------------------- -------------------------------------
Thomas V. Chema, Trustee                                $9,000                                $9,000
---------------------------------------- ------------------------------------- -------------------------------------
David B. Gale, Trustee                                  $9,000                                $9,000
---------------------------------------- ------------------------------------- -------------------------------------
Carolyn D. Pizzuto, Trustee                             $9,000                                $9,000
---------------------------------------- ------------------------------------- -------------------------------------

* For purposes of this Table, Fund Complex means one or more mutual funds, including the Fund, which have a common investment adviser or affiliated investment advisers or which hold themselves out to the public as being related. Fairport Government Securities Fund currently is the only member of the Fund Complex.


COMMITTEES OF THE BOARD OF TRUSTEES
-----------------------------------

     The Board of Trustees currently has two standing committees - the Audit Committee and the Nominating Committee. The members of each Committee consist exclusively of the Independent Trustees of the Trust: Ms. Pizzuto and Messrs. Biviano, Gale and Chema.

     During the fiscal year ended October 31, 2004, the Audit Committee held 2 meetings. The functions of the Audit Committee include overseeing the Trust's accounting and financial reporting policies and practices, overseeing the independent audit of the Trust's financial statements and ascertaining the independence of the Trust's independent auditors.


     The Nominating Committee held no meetings during the fiscal year ended October 31, 2004. The Committee's functions include selecting and recommending to the full Board of Trustees nominees for election as Trustees of the Trust, other than Independent Trustees, and selecting and nominating for election all Independent Trustees. The Committee has been able to identify from its own resources an ample number of qualified candidates. However, shareholders may submit the name and resume of persons for the Nominating Committee's consideration by mailing such information to the Committee in care of the Trust. The Nominating Committee may consider such persons at such time as it meets to consider possible new trustee candidates. However, the Nominating Committee, in its sole discretion, determines which candidates for election as Trustees to present to the Board and/or shareholders.


FUND OWNERSHIP BY THE TRUSTEES
------------------------------

     Information about the beneficial ownership of Fund shares by each Trustee as of December 31, 2004, is set forth below:


============================================ ========================================= =========================================

                                                                                       AGGREGATE DOLLAR RANGE OF SHARES OF ALL
                                                                                         FUNDS WITHIN THE FAIRPORT FAMILY OF
                  TRUSTEE                          DOLLAR RANGE OF FUND SHARES                          FUNDS*

============================================ ========================================= =========================================
INDEPENDENT TRUSTEES:
--------------------------------------------------------------------------------------------------------------------------------
Mark S. Biviano                                                                                        $- to $-

-------------------------------------------- ----------------------------------------- -----------------------------------------
David B. Gale                                                                                          $- to $-

-------------------------------------------- ----------------------------------------- -----------------------------------------
Carolyn D. Pizzuto                                                                                     $- to $-

-------------------------------------------- ----------------------------------------- -----------------------------------------
Thomas V. Chema                                                                                           $

-------------------------------------------- ----------------------------------------- -----------------------------------------

* The Fund Complex means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Fairport Government Securities Fund currently is the only member of the Fund Complex.


     As of December 31, 2004, all Trustees and Officers of the Trust, as a group, owned less than one percent of the shares of the Fund.

                         PRINCIPAL HOLDERS OF SECURITIES


     Listed below are the names and addresses of those persons or accounts who, as of December 13, 2004, owned of record or beneficially 5% or more of the shares of the Fund.

     Persons or organizations owning beneficially 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of the Fund for their approval, including the election of Trustees, approval of an investment advisory agreement and adoption of a distribution plan under Rule 12b-1 of the 1940 Act.

         Owner(s)                                    Percentage Owned*
         --------                                    -----------------

         Fifth Third Bank                            32.44% (of record)
         P.O. Box 630074
         Cincinnati, Ohio 45263

         Charles Schwab                              31.46% (of record)
         101 Montgomery Street
         San Francisco, CA 94101-4122

         National City Bank                          14.14% (of record)
         PO Box 94984
         Cleveland, Ohio  44101-4984


         McDonald Investments                         5.07% (of record)
         800 Superior Ave.
         Cleveland, Ohio  44114
___________________________________

     *These shares are held in managed accounts over which Roulston & Company has both investment and voting authority. Roulston & Company, an Ohio corporation, may be considered to beneficially own shares of the Fund for its various managed accounts over which it has investment or voting authority, amounting to more than 95% of the Fund. Roulston is a wholly-owned subsidiary of Fairport Asset Management, LLC., an Ohio limited liability company.




                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT ADVISER
----------------------

     Effective October 25, 2001, Roulston & Company, Inc., an Ohio corporation, became a wholly owned subsidiary of Fairport Asset Management, LLC, an Ohio limited liability company ("Fairport"), which changed its name from The Hickory Group, LTD in October 2001. Fairport, located at 3636 Euclid Avenue, Cleveland, Ohio 44115, is a registered investment adviser and has been providing investment advisory services to high net worth individuals, trusts and corporations since 1988. As of November 30, 2004, Fairport had $964 million under management.

     At a meeting on December 14, 2004, the Board of Trustees considered a new Investment Advisory Agreement (the "Agreement") between the Trust and Roulston & Company, Inc. A new Agreement was necessary because a proposed change of control of Roulston & Company, Inc. on December 15, 2004 would result in the termination of the previous management agreement. The Board determined that continuity and efficiency of portfolio investment advisory services after the change of control of Roulston & Company, Inc. could best be assured by approving the Agreement. Each of the Trustees expressed their belief that the Agreement would enable the Fund to continue to obtain management services of high quality at costs that it deems appropriate and reasonable and that approval of the Agreement was in the best interests of the Fund and its shareholders. The Board of Trustees evaluated the new management agreement with Roulston & Company, Inc. and the impact on the Fund of retaining Roulston & Company, Inc. as the investment manager. A representative of Roulston & Company, Inc. discussed with the Trustees the reasons for the change of control at Roulston & Company, Inc., the experience and background of Roulston & Company, Inc., the ability of Roulston & Company, Inc. to perform under the terms of the proposed new agreement, and Roulston & Company, Inc.'s financial condition.

     In evaluating the impact of the acquisition, the Board requested and reviewed, with the assistance of legal counsel, information about the performance of the Fund. A representative of Roulston & Company, Inc. reviewed the performance of the Fund compared to its benchmark indices and noted that, unlike the Fund, the indices do not reflect fees, expenses and taxes. The representative also compared the Fund's management fee and expense ratio to its peer group, and noted the Fund's management fee and expense ratio were below the median and average ratios of the peer group. The representative also noted that the Fund's total return compared favorably with the peer group. Finally, the representative reviewed Roulston & Company's financial performance (including a review of its balance sheet and income statement), profitability and strategic plan.

     In making the recommendation to shareholders to approve the Agreement, the Trustees expressed their satisfaction with the experience, reputation, qualifications and background of Roulston & Company, Inc. and the nature and quality of operations and services that Roulston & Company, Inc. will continue to provide the Fund with no change in fees. The Board viewed it significant that current portfolio manager of the Fund would continue to be primarily responsible for portfolio management following the change in control, that no changes in Roulston & Company, Inc.'s methods of operations or location are expected, and that no diminution of the scope and quality of advisory services provided to the Fund will result from the change of control.

     The Trustees also gave careful consideration to factors deemed relevant to the Fund, including, but not limited to (i) the performance of the Fund since the commencement of its operations, (ii) the investment objective and policies of the Fund, (iii) the financial condition of Roulston & Company, Inc., and (iv) the fact that the terms of the new agreement are substantially identical to the previous agreement.

     As a result of their considerations, the Trustees, including all of the Trustees who are not interested persons of the Fund or Roulston & Company, Inc., determined that the new management agreement is in the best interests of the Fund and its shareholders. Accordingly, the Board of Trustees unanimously approved the Agreement and voted to recommend it to shareholders for approval.



     Certain officers and employees of Fairport own collectively 100% of the voting membership interests of Fairport and therefore are considered to "control" Fairport. No single officer or employee directly or indirectly controls Fairport and therefore, no single officer or employee indirectly controls Roulston & Company and the Fund.


     Scott Roulston is President, CEO and a Director of Roulston & Company and President of the Trust. Heather Ettinger is Secretary and a Director of Roulston & Company. Roulston Research Corp., the distributor of the Fund, is a wholly-owned subsidiary of Roulston & Company.

     FEES. For services rendered and expenses assumed under the Investment Advisory Agreement, Roulston & Company is entitled to receive a fee computed daily and paid monthly based upon the annual rates of twenty-five one-hundredths of one percent (0.25%) of the average daily net assets of the Fund up to $100

Million and one hundred twenty-five one thousandths of one percent (0.125%) of the average daily net assets of the Fund of $100 Million or more

     The table below shows the amounts that Roulston & Company earned with respect to its investment advisory services to the Fund for each fiscal year.


================================================== =================
               FISCAL YEAR ENDING                   ADVISORY FEES
                                                        EARNED
================================================== =================
October 31, 2004                                           $123,785
-------------------------------------------------- -----------------
October 31, 2003                                           $144,194
-------------------------------------------------- -----------------
October 31, 2002                                           $159,967
-------------------------------------------------- -----------------


     From March 1, 2004 through February 28, 2005, Roulston & Company agreed to waive its fees and/or reimburse the Fund's expenses, but only to the extent necessary to prevent the Fund's total annual operating expenses from exceeding 1.00%. If Roulston so requests, any operating expenses of the Fund reimbursed by Roulston pursuant to the Expense Limitation Letter Agreement will be repaid to Roulston by the Fund in the first, second, and third fiscal years following the fiscal year ending October 31, 2004 (for reimbursement during the period from November 1, 2002 through March 1, 2004) and following the fiscal year ending October 31, 2005 (for reimbursement during the period from March 1, 2004 through February 28, 2005), if the total annual operating expenses of the Fund for each such year or years, after giving effect to the repayment, do not exceed, respectively, the percentage of the Fund's average daily net assets for that period, as indicated above.

THE DISTRIBUTOR
---------------

     Roulston Research Corp., 3636 Euclid Avenue, Cleveland, OH 44115 (the "Distributor"), is a wholly owned subsidiary of Roulston & Company, and the distributor for the Fund. Pursuant to a Distribution Agreement, the Distributor acts as agent for the Fund in the distribution of its shares on a continuous basis and, in such capacity, solicits orders for the sale of shares, advertises and pays the costs and expenses associated with such advertising. The Distributor receives no compensation for distribution of shares of the Fund under the Distribution Agreement, but receives payments under the Trust's Distribution and Shareholder Service Plan described below. There are no sales charges imposed by the Distributor upon the purchase or redemption of shares of the Fund, nor does the Distributor receive any commissions on the purchase or sale of portfolio securities by the Fund.

DISTRIBUTION AND SHAREHOLDER SERVICE PLAN
-----------------------------------------

     The Trust has adopted a Distribution and Shareholder Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which the Fund is authorized to compensate the Distributor for payments it makes to broker-dealers, banks and other institutions (collectively, "Participating Organizations") for providing distribution or shareholder service assistance, or for distribution assistance and/or shareholder service provided by the Distributor. Payments to such Participating Organizations are made pursuant to agreements entered into with the Distributor. The Plan authorizes the Fund to make payments to the Distributor in an amount not in excess, on an annual basis, of 0.25% of the average daily net asset value of the Fund.

     As authorized by the Plan, the Distributor has agreed to provide certain distribution and shareholder services in connection with shares purchased and held by the Distributor for the accounts of its customers and shares purchased and held by customers of the Distributor directly, including, but not limited to, answering shareholder questions concerning the Fund, marketing of the Fund, providing information to shareholders on their investments in the Fund and providing such personnel and communication equipment as is necessary and appropriate to accomplish such matters. Fees paid are borne solely by the Fund. Such fees compensate the Distributor regardless of its expenses and may exceed the actual costs incurred by the Distributor in providing such services.


     As required by Rule 12b-1, continuance of the Plan was approved for the Fund by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees") on October 28, 2004. The Plan may be terminated by the Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of the Fund. The Board of Trustees reviews quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by a vote of the Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose, provided that any change in the Plan that would materially increase the distribution cost to the Fund requires shareholder approval. For so long as the Plan is in effect and the Fund relies on certain rules under the 1940 Act, the selection and nomination of those Trustees who are not interested persons of the Trust is required to be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan with respect to the Fund may be terminated at any time upon 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding shares of the Fund.


     The Plan continues in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Board of Trustees in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

     The Board of Trustees believes that the Plan is in the best interests of the Fund since it encourages Fund growth and retention of Fund assets. As the Fund grows in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.


     For the fiscal year ended October 31, 2004, the 12b-1 fees totaled $112,072, all of which were paid to the Distributor for the services described above. All expenses were paid to broker dealers, including the Distributor.

     In addition, the Distributor has entered into Rule 12b-1 Agreements with selected dealers pursuant to which such dealers agree to provide certain shareholder services and distribution assistance including, but not limited to, those discussed above.

CODES OF ETHICS
---------------

     Federal securities laws and regulations, including Rule 17j-1 under the 1940 Act, require the Trust, Roulston & Company and the Distributor to adopt codes of ethics that govern the personal securities transactions of their respective personnel. Accordingly, each of them has adopted a Code of Ethics pursuant to which their respective personnel may invest in securities for their personal account, including securities that may be purchased or held by the Fund. You may obtain a copy of each Code of Ethics from the SEC.

THE ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
-----------------------------------------------------

     Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204-1806, serves as the Administrator for the Fund and the Trust. Pursuant to the terms of a Mutual Fund Services Agreement between the Trust and Unified dated July 1, 2000, Unified assists in supervising all operations of the Fund (other than those performed by Roulston & Company and by U.S. Bank, N.A. as the custodian for the Fund).

     Under the Services Agreement, Unified has agreed to furnish clerical, and certain bookkeeping services; prepare the periodic reports to the SEC on Form N-SAR or any replacement forms therefor; prepare compliance filings pursuant to state securities laws; assist to the extent requested by the Trust with the Trust's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of the Fund, including calculation of daily expense accruals; and generally assist in all aspects of the Fund's operations other than those performed by Roulston & Company and by U.S. Bank as custodian to the Fund.

     Unified also serves as the transfer and dividend disbursing agent for the Fund and provides certain fund accounting services to the Fund. Such fund accounting services include maintaining the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintaining a monthly trial balance of all ledger accounts; performing certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Fund's custodian, affirmation to the Fund's custodian of all portfolio trades and cash settlements, verification and reconciliation with the Fund's custodian of all daily trade activity; providing certain reports; obtaining dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and preparing an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

     In consideration for such services as administrator, transfer agent and fund accountant, the Trust has agreed to pay Unified a fee, computed daily and paid periodically, at an annual rate calculated as follows:

     Administrator: 0.07% of the first $100 million in average net assets per year; 0.05% from $100 million to $250 million in average net assets per year; 0.03% from $250 million to $500 million in average net assets per year; and 0.02% over $500 million in average net assets per year - subject to a minimum annual fee of $15,000.

     Transfer Agent: $15.00 per active shareholder account per year - subject to a minimum of $12,000 per year per initial fund, and $9,000 per year for each additional fund.

     Fund Accountant: 0.05% of the first $50 million in average net assets per year; 0.04% from $50 million to $100 million in average net assets per year; 0.03% from $100 million to $350 million in average net assets per year; and 0.02% over $350 million in average net assets per year - subject to a minimum annual fee of $18,000.


     For the fiscal years ended October 31, 2004, October 31, 2003, and October 31, 2002, Unified earned $73,530, $98,164, and $71,198, respectively, with respect to the administration, fund accounting and transfer agency services provided to the Fund as described above.


THE CUSTODIAN
-------------

     U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45201, serves as the Fund's Custodian, pursuant to a Custody Agreement. In such capacity, U.S. Bank holds or arranges for the holding of all portfolio securities and other assets of the Fund.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------

     The firm of PricewaterhouseCoopers LLP, 100 East Broad Street, Suite 2100, Columbus, Ohio 43215, has been selected as the independent registered public accountants for the Trust for the fiscal year ending October 31, 2005. Pricewaterhouse Coopers LLP performs an annual audit of the Fund's financial statements and provides tax services as requested.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
                ------------------------------------------------

PORTFOLIO TRANSACTIONS
----------------------

     Roulston & Company is authorized to select brokers and dealers to effect securities transactions for the Fund. Roulston & Company will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While Roulston & Company generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Roulston & Company may select brokers or dealers that offer the Fund best price and execution or that provide other services, such as research, which benefit the Trust or other accounts managed by Roulston & Company.

BROKERAGE COMMISSIONS
---------------------

     Roulston & Company may, consistent with the interests of the Fund, select brokers on the basis of the research services they provide to Roulston & Company. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by Roulston & Company will be in addition to and not in lieu of the services required to be performed by Roulston & Company under the Advisory Agreement. If, in the judgment of Roulston & Company, the Fund or other accounts managed by Roulston & Company will be benefited by supplemental research services, Roulston & Company is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of Roulston & Company will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that Roulston & Company will find all of such services of value in advising the Fund. The Fund may direct commission business to one or more designated broker/dealers, in connection with such broker/dealer's payment of certain of the Fund's or the Trust's expenses.


     For the fiscal years ended October 31, 2004, 2003, and 2002 the Fund did not incur any brokerage commissions.

     During the fiscal year ended October 31, 2004, the Fund did not hold any securities of its regular brokers or dealers, as defined in Rule 10b-1 of the 1940 Act, or the parent companies thereof.


                        DISCLOSURE OF PORTFOLIO HOLDINGS
                        --------------------------------

     The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the "SEC") on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

     The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the adviser, distributor, transfer agent, fund accounting agent, administrator and austodian. Additionally, the Fund may release portfolio holdings to third party rating agencies and data reporting platforms on a periodic basis. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers.

     Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund's portfolio holdings without the specific approval of the Board. The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund's portfolio holdings to the Board, which will review such arrangement to determine whether it is in the best interests of Fund shareholders. Additionally, the Adviser, and any affiliated persons of the Adviser, is prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings.

                                 NET ASSET VALUE
                                 ---------------

     As indicated in the Prospectus, the net asset value of the Fund is determined and the shares of the Fund are priced as of the earlier of 4:00 p.m., Eastern Time, or the close of regular trading on the New York Stock Exchange (the "Exchange"), on each Business Day. A "Business Day" is any day the Exchange is open for regular business. Currently the Exchange is closed in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

     Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                 ----------------------------------------------

     The Fund's shares may be purchased at the public offering price, which is the net asset value next computed, and are sold on a continuous basis through the Distributor, principal underwriter of the Fund's shares, at its address and number set forth under the heading "The Distributor", and through other broker-dealers who are members of the National Association of Securities Dealers, Inc. and have sales agreements with the Distributor.


     The Trust has also authorized one or more brokers and other financial intermediaries to accept on its behalf purchase and redemption orders. Such brokers and other financial intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or financial intermediary or, if applicable, its authorized designee, accepts the order and that order will be priced at the Fund's Net Asset Value next computed after the order is accepted by such authorized broker or financial intermediary. It is the responsibility of such brokers or financial intermediaries to transmit orders promptly to the Fund's transfer agent.


     The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. The Fund may, under normal circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. A shareholder may incur brokerage costs if the securities received were sold.

     The Trust may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as a result of which
(i) disposal by the Trust of securities owned by it is not reasonably practical or (ii) it is not reasonably practical for the Trust to determine the fair value of its net assets

SYSTEMATIC WITHDRAWAL PLAN
--------------------------

     The Fund offers a Systematic Withdrawal Plan ("SWP") if you wish to receive regular distributions from your account in the Fund. However, before you can utilize the SWP, your account in the Fund must have a current value of $10,000 or more, your dividend and distributions must be automatically reinvested and your requested distribution must be $100 or more made on a monthly, quarterly, semi-annual or annual basis.

     Your automatic payments under the SWP will either be made by check mailed to your address as shown on the books of the Transfer Agent or via ACH to your bank account designated on your Account Application form. An application form for the SWP may be obtained by calling the Distributor or Transfer Agent at 1-800-332-6459. You may change or cancel the SWP at any time, upon written notice to the Transfer Agent at least five days prior to the SWP withdrawal date for which you want such change or cancellation.

     Please note that if your redemptions from the Fund exceed your dividends from the Fund, your invested principal in the account may decrease. Thus depending on the frequency and amounts of the withdrawals and/or any fluctuations in the net asset value per share, your original investment could be exhausted entirely using the SWP.

                                      TAXES
                                      -----

     The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code ("the Code") for so long as such qualification is in the best interest of the Fund's shareholders. In order to qualify as a regulated investment company, the Fund must, among other things: derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and diversify its investments within certain prescribed limits. In addition, to utilize the tax provisions specifically applicable to regulated investment companies, the Fund must distribute to its shareholders at least 90% of its investment company taxable income for the year. In general, the Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. If the Fund fails to qualify as a regulated investment company under the Code, the Fund would be required to pay federal income taxes like a corporation.

     Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to Federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

     The Fund may be required by Federal law to withhold and remit to the U.S. Treasury 31% of taxable dividends, if any, and capital gain distributions paid to any shareholder, and the proceeds of redemption or the values of any exchanges of shares of the Fund, if such shareholder (1) fails to furnish the

Trust with a correct tax identification number, (2) under-reports dividend or interest income, or (3) fails to certify to the Fund that he or she is not subject to such withholding. An individual's taxpayer identification number is his or her Social Security Number.

     Information set forth in the Prospectus and this Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, you are urged to consult your tax adviser with specific reference to your own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.


                          SHARES OF BENEFICIAL INTEREST
                          -----------------------------

DESCRIPTION OF SHARES
---------------------


     The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Trust presently has one series of shares, which represent interests in the Fund. The Trust's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.


     Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Fund's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shareholders of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the Fund, of any general assets not belonging to any particular Fund, which are available for distribution. As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a Fund" means the consideration received by the Fund upon the issuance or sale of shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general asset of the Trust not readily identified as belonging to the Fund that is allocated to the Fund by the Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Fund are conclusive.



                                       31
VOTING RIGHTS
-------------

     Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested, and will vote in the aggregate with other shareholders of the Trust and not by Fund except as otherwise expressly required by law. However, shareholders of the Fund will vote as a portfolio, and not in the aggregate with other shareholders of the Trust, for purposes of approval of amendments to the Fund's investment advisory agreement or any of the Fund's fundamental policies.

     The Trust does not expect to have an annual or special meeting of shareholders except, under certain circumstances, when the Declaration of Trust, the 1940 Act or other authority requires such a meeting, such as the election or removal of trustees or certain amendments to the Declaration of Trust or the investment advisory agreement.

     The Trust has represented to the SEC that the Board of Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more trustees upon written request thereof from shareholders holding not less than 10% of the outstanding votes of the Trust and that the Trust will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more trustee.

     A "vote of a majority of the outstanding shares" of a Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of the Fund present at a meeting at which the holders of more than 50% of the votes attributable to shareholders of record of the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of the Fund.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a series will be required in connection with a matter, a series will be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical, or that the matter does not affect any interest of the series. Under Rule 18f-2, the approval of any amendment to the Advisory Agreement or any change in investment policy submitted to shareholders would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

                              PROXY VOTING POLICIES
                              ---------------------


     The proxy voting policies of the Fund and Roulston & Company are attached hereto as Appendix B. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request by calling toll-free, 1-800-332-6459, by visiting the

Fund's website at www.fairportfunds.com or by accessing the SEC's website at www.sec.gov. In addition, a copy of the Funds' proxy voting policies and procedures are also available by calling 1-800-332-6459 and a copy will be sent within three business days of receipt of a request.


                              FINANCIAL STATEMENTS
                              --------------------


     The financial statements and independent registered public accountants' report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Fund's Annual Report to the shareholders for the period ended October 31, 2004. The Trust will provide the Annual Report without charge upon written request or request by telephone.

                                  Appendix "A"

                              RATINGS OF SECURITIES
                              ---------------------

                            Commercial Paper Ratings
                            ------------------------

STANDARD & POOR'S CORPORATION:

Commercial paper ratings of Standard & Poor's Corporation ("S&P") are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated "A-1" by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a (+) designation. Commercial paper rated "A-2" by S&P indicates that capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

MOODY'S INVESTORS SERVICE, INC.:

The rating "Prime-1" is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior ability for repayment of senior short-term debt obligations. Issuers rated "Prime-2" (or related supporting institutions) have a strong capacity for repayment of senior short-term debt obligations.

This will normally be evidenced by many of the characteristics of "Prime-1" rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions.

Ample alternative liquidity is maintained.

FITCH IBCA:

Commercial paper rated "F-1" by Fitch IBCA ("Fitch") is regarded as having the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch's national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Commercial paper rated "F-2" by Fitch is regarded as having an assurance of timely payment only slightly less than the strongest rating, i.e., "F-1." The plus (+) sign is used after a rating symbol to designate where the credit risk is particularly strong.

                             CORPORATE DEBT RATINGS
                             ----------------------

STANDARD & POOR'S CORPORATION:

An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to pay interest and repay principal is extremely strong. Debt rated "AA has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal. Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated "BB" and "B" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated "BB" is less vulnerable to non-payment than other speculative issues. However, adverse economic conditions could lead to inadequate capacity to meet its financial commitment on the obligation. Debt rated "B" is more vulnerable to nonpayment but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

MOODY'S INVESTORS SERVICE, INC.:

The following summarizes the six highest ratings used by Moody's for corporate debt. Bonds that are rated "Aaa" by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in "Aaa" securities. Bonds that are rated "A" by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds that are rated "Baa" by Moody's are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DUFF & PHELPS, INC.:

The following summarizes the six highest long-term debt ratings by Duff & Phelps, Inc. ("Duff"). Debt rated "AAA" has the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated "AA" has a high credit quality and protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated "A" has protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Debt rated "BBB" has below average protection factors but is still considered sufficient for prudent investment. However, there is considerable variability in risk during economic cycles. Debt rated "BB" is below investment-grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category. Debt rated "B" is below investment-grade and possesses risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade. To provide more detailed indications of credit quality, the ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within this major rating category.

FITCH IBCA:

The following summarizes the six highest long-term debt ratings by Fitch IBCA (except for "AAA" ratings, plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of the credit within the rating category). Bonds rated "AAA" are considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated "AA" are considered to be investment-grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "F-1+." Bonds rated as "A" are considered to be investment-grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated "BBB" are considered to be investment-grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings for these bonds will fall below investment-grade is higher than for bonds with higher ratings. Bonds rated "BBB" are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated "B" are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMPSON BANKWATCH, INC.:

The following summarizes the six highest long-term debt ratings by Thompson BankWatch, Inc. ("Thompson"). "AAA" is the highest category and indicates that the ability to repay principal and interest on a timely basis is very high. "AA" is the second highest category and indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. "A" is the third highest category and indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. "BBB" is the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. While not investment-grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issuer rated "B" show a higher degree of uncertainty and therefore greater likelihood of default that higher rated issuers. Adverse developments could well negatively affect the payment of interest and principal on a timely basis. Thomson may include a plus (+) or minus (-) designation to indicate where within the respective category the issue is placed.

                                  APPENDIX "B"

                                 FAIRPORT FUNDS

                               PROXY VOTING POLICY



At the Fairport Funds, we understand that it is our important responsibility to serve as a fiduciary voice on behalf of all of our shareholders in the proxy voting process. As a result, the Fairport Funds Board of Trustees have reviewed and adopted the principals guidelines established below (Attached Appendix A) as well as those procedures established within this Proxy Voting Policy:



1. THE FAIRPORT FUNDS DEFER TO AND RELY ON THE FUNDS' INVESTMENT ADVISER (THE "ADVISER") TO MAKE DECISIONS ON CASTING PROXY VOTES. The officers of the Fairport Funds are responsible to monitor the Adviser's adherence to both the spirit of the guidelines established in Appendix A and to ensure that the proxy voting process remains, above all, in the best interest of the shareholders of the Fairport Funds.


2. It is additionally the role of the officers in being accountable to the Board of Trustees for monitoring advisor voting by presentingThe Adviser must present to the Board any instances where the a vote presents a potential conflict of interest between the Adviser or , an affiliate of the Adviser, and the shareholders of the Fairport Funds. In the case of a conflict, the Board will review the recommended vote presented by the officers Adviser for appropriateness prior to authorizing execution or recommending changes to the Adviser. WHEN THE BOARD IS REQUIRED TO MAKE A PROXY VOTING DECISION, ONLY THE BOARD MEMBERS WITHOUT A CONFLICT OF INTEREST WITH REGARD TO THE SECURITY IN QUESTION OR THE MATTER TO VOTED UPON SHALL BE PERMITTED TO PARTICIPATE IN THE DECISION OF HOW THE FUND'S VOTE WILL BE CAST.


3. Changes to the Adviser's Proxy Voting Guidelines established in conjunction with the third-party service provider, ISS, must be reviewed and approved by the Board prior to any vote that effects shareholders of the Fairport Funds.


4. A COPY OF THIS PROXY VOTING POLICY WILL BE AVAILABLE, WITHOUT CHARGE, THROUGH THE FAIRPORT FUNDS WEBSITE AT WWW.FAIRPORTFUNDS.COM OR, UPON
     REQUEST, BY CALLING THE FUNDS' TOLL-FREE TELEPHONE NUMBER AT (800) 332-6459. THE FUNDS WILL SEND A COPY OF THIS PROXY VOTING POLICY WITHIN THREE BUSINESS DAYS OF RECEIPT OF A REQUEST, BY FIRST-CLASS MAIL OR OTHER MEANS DESIGNED TO ENSURE EQUALLY PROMPT DELIVERY

                                   APPENDIX A



                         FAIRPORT ASSET MANAGEMENT, LLC

                             PROXY VOTING GUIDELINES



1.   AUDITORS:


     Vote for proposals to ratify auditors, unless any of the following apply:

     o An auditor has a financial interest in or association with the company, and is therefore not independent
     o    Fees for non-audit services are excessive, or
     o There is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.


2.   BOARD OF DIRECTORS:


     VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

     Votes on director nominees should be made on a case-by-case basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.



     CLASSIFICATION/DECLASSIFICATION OF THE BOARD

     Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.



     INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

     Vote on a case-by-case basis shareholder proposals requiring that the positions of Chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.



     MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

     Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by the accepted definition of independence. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.



3.   SHAREHOLDER RIGHTS:


     SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

     Vote against proposals to restrict or prohibit shareholder ability to take action by written consent. Vote for proposals to allow or make easier shareholder action by written consent.



     SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

     Vote against proposals to restrict or prohibit shareholder ability to call special meetings. Vote for proposals that remove restrictions on the right of shareholders to act independently of management.



     SUPERMAJORITY VOTE REQUIREMENTS

     Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.



     CUMULATIVE VOTING

     Vote against proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

     CONFIDENTIAL VOTING

     Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.



4.   PROXY CONTESTS:


     VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

     Votes  in  a  contested  election  of  directors  must  be  evaluated  on a case-by-case basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.



     REIMBURSING PROXY SOLICITATION EXPENSES

     Vote case-by-case. When in favor of dissident, recommend voting for reimbursing proxy solicitation expenses.



5.   POISON PILLS:


     Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.



6.   MERGERS AND CORPORATE RESTRUCTURINGS:


     Vote case-by-case on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.



7.   REINCORPORATION PROPOSALS:


     Proposals to change a company's state of incorporation should be evaluated on a case-by-case basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.



8.   CAPITAL STRUCTURE:


     COMMON STOCK AUTHORIZATION

     Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.



     DUAL-CLASS STOCK

     Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     o It is intended for financing purposes with minimal or no dilution to current shareholders

     o It is not designed to preserve the voting power of an insider or significant shareholder






     9.   EXECUTIVE AND DIRECTOR COMPENSATION:


     Votes with respect to compensation plans should be determined on a case-by-case basis. Methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.



     MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

     Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following:

     o    Historic trading patterns

     o    Rationale for the repricing
     o    Value-for-value exchange
     o    Option vesting
     o    Term of the option
     o    Exercise price
     o    Participation


     EMPLOYEE STOCK PURCHASE PLANS

     Votes  on  employee   stock  purchase  plans  should  be  determined  on  a
     case-by-case basis. Vote FOR employee stock purchase plans where all of the following apply:

     o    Purchase price is at least 85 percent of fair market value
     o    Offering period is 27 months or less, and
     o    Potential voting power dilution (VPD) is ten percent or less.


     Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.





     SHAREHOLDER PROPOSALS ON COMPENSATION

     Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.





     10.  SOCIAL AND ENVIRONMENTAL ISSUES:


     These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.



     In general, vote case-by-case. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

If you have any questions about these guidelines, or if you are interested in obtaining information on how a proxy was voted on your behalf, please contact us at:



                         Fairport Asset Management, LLC

                               Compliance Officer

                               3636 Euclid, Avenue

                              Cleveland, Ohio 44115

                                 (216) 431-3000





   These guidelines are provided on behalf of Fairport Asset Management, LLC,
                Roulston & Company and T&M Asset Management LLC.








January 2004

PART C.  OTHER INFORMATION

Item 23. EXHIBITS

(a)  Articles of Incorporation.

     (i) Declaration of Trust, dated as of September 16, 1994 and amended as of March 1, 1996 - incorporated herein by reference to Post-Effective Amendment No. 2 to Registration Statement #33-84186 filed via EDGAR on February 29, 1996.

     (ii) Amendment to ARTICLE IV, Section 4.2 of the Declaration of Trust, effective as of March 15, 1999 -- incorporated herein by reference to Post-Effective Amendment No. 6 to Registration Statement #33-84186 filed via EDGAR on April 16, 1999.

     (iii)Amendment to ARTICLE I, Section 1.1 and ARTICLE IV, Section 4.2 of the Declaration of Trust, effective as of July 1, 1999 -- incorporated herein by reference to Post-Effective Amendment No. 7 to Registration Statement #33-84186 filed via EDGAR on February 28, 2000.

     (iv) Amendment to ARTICLE I, Section 1.1 and ARTICLE IV, Section 4.2 of the Declaration of Trust, effective as of February 14, 2002 - incorporated herein by reference to Post-Effective Amendment No. 11 to Registration Statement #33-84186 filed via EDGAR on February 11, 2002.


(b) By-Laws. By-Laws of Fairport Funds, Amended and Restated as of September 30, 2004 - filed herewith.


(c) Instruments Defining Rights of Security Holders None, other than in the Declaration of Trust, as amended, and Amended and Restated By-Laws of the Registrant.

(d)  Investment Advisory Contracts.


     (i) Interim Investment Advisory Agreement dated December 15, 2004, between Registrant and Roulston & Company Inc. - filed herewith.

     (ii) Form of Investment Advisory Agreement between Registrant and Roulston & Company Inc. - filed herewith.


(e)  Underwriting Contracts.


     (i) Distribution Agreement dated December 15, 2004, between Registrant and Roulston Research Corp. - filed herewith.


     (ii) Form of Selected Dealer Agreement as amended - incorporated herein by reference to Post-Effective Amendment No. 9 to Registration Statement #33-84186 filed via EDGAR on February 28, 2001. Letter Amendment -- incorporated herein by reference to Post-Effective Amendment No. 10 to Registration Statement #33-84186 filed via EDGAR on December 14, 2001.

     (iii)Charles Schwab Mutual Fund Marketplace Operating Agreement dated October 25, 1996, between Charles Schwab & Co., Inc. and the Fund Company -- incorporated herein by reference to Post-Effective Amendment No. 4 to Registration Statement #33-84186 filed via EDGAR on February 27, 1998.

          (A) Order Placement Procedures Amendment to the Operating Agreement dated December 1, 1997, between Charles Schwab & Co., Inc., and the Fund Company -- incorporated herein by reference to Post-Effective Amendment No. 4 to Registration Statement #33-84186 filed via EDGAR on February 27, 1998.

          (B) Retirement Plan Order Processing Amendment dated October 15, 1998, to the Operating Agreement dated October 25, 1996, among Charles Schwab & Co., Inc., the Charles Schwab Trust Company and the Fund Company -- incorporated herein by reference to Post-Effective Amendment No. 6 to Registration Statement #33-84186 filed via EDGAR on April 16, 1999.

          (C) Amendment dated as of January 1, 1999, to Operating Agreement dated October 25, 1996, between Charles Schwab & Co., Inc. and the Fund Company -- incorporated herein by reference to Post-Effective Amendment No. 6 to Registration Statement #33-84186 filed via EDGAR on April 16, 1999.

          (D) Amendment dated as of December 24, 1999, to Operating Agreement dated October 25, 1996, between Charles Schwab & Co., Inc. and the Fund Company -- incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement #33-84186 filed via EDGAR on February 29, 2000.

          (E) Amendment dated as of October 18, 1999, to Operating Agreement dated October 25, 1996, between Charles Schwab & Co., Inc. and the Fund Company -- incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement #33-84186 filed via EDGAR on February 28, 2000.

          (F) Amendment dated as of October 1, 2000, to Operating Agreement dated October 25, 1996, between Charles Schwab & Co., Inc. and the Fund Company -- incorporated herein by reference to Post-Effective Amendment No. 9 to Registration Statement #33-84186 filed via EDGAR on February 28, 2001.

          (G) Amendment dated as of February 27, 2004, to Operating Agreement dated October 25, 1996, between Charles Schwab & Co., Inc. and the Fund Company -- incorporated herein by reference to

               Post-Effective   Amendment  No.  13  to  Registration   Statement
               #33-84186 filed via EDGAR on February 27, 2004.

(f)  Bonus or Profit Sharing Contracts - None.

(g) Custodian Agreements. Custody Agreement between Registrant and U.S. Bank, N.A. -- incorporated herein by reference to Post-Effective Amendment No. 9 to Registration Statement #33-84186 filed via EDGAR on February 28, 2001.

(h)  Other Material Contracts.

     (i) Mutual Fund Services Agreement dated July 1, 2000, between Registrant and Unified Fund Services, Inc. -- incorporated herein by reference to Post-Effective Amendment No. 10 to Registration Statement #33-84186 filed via EDGAR on December 14, 2001.


     (ii)Expense Limitation Letter Agreement between Registrant and Roulston & Company Inc. with regard to the Fairport Government Securities Fund - incorporated herein by reference to Post-Effective Amendment No. 14 filed on March 19, 2004.


(i)  Legal Opinion.

          (i) Opinion of Thompson Hine LLP - incorporated herein by reference to Post- Effective Amendment No. 12 to Registration Statement #33-84186 filed via EDGAR on February 27, 2003.


          (ii) Consent of Thompson Hine LLP - filed herewith.

(j)  Other Opinions. Consent of PricewaterhouseCoopers LLP - filed herewith.


(k)  Omitted Financial Statements - None.

(l)  Initial Capital Agreements - None.

(m)  Rule 12b-1 Plan.

     (i) Distribution and Shareholder Services Plan dated January 20, 1995, as amended September 7, 2001 -- incorporated herein by reference to Post-Effective Amendment No. 10 to Registration Statement #33-84186 filed via EDGAR on December 14, 2001.

     (ii) Form of Selected Dealer Agreement, as amended - see (e)(ii) above.

     (iii)Shareholder Service Agreement dated December 12, 1996, between Roulston Research Corp. and First Trust Corporation -- incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement #33-84186 filed via EDGAR on February 27, 1997. Letter
          Amendment - - incorporated herein by reference to Post-Effective Amendment No. 10 to Registration Statement #33-84186 filed via EDGAR on December 14, 2001. Second Amendment - incorporated herein by reference to Post-Effective Amendment No. 12 to Registration Statement #33-84186 filed via EDGAR on February 27, 2003.

     (iv) Services Agreement dated September 22, 2000, between Goldman, Sachs & Co. and Roulston Research Corp. -- incorporated herein by reference to Post-Effective Amendment No. 9 to Registration Statement #33-84186 filed via EDGAR on February 28, 2001.

(n)  Rule 18f-3 Plan - None.

(o)  Reserved.

(p) Code of Ethics. Code of Ethics of Fairport Funds - incorporated herein by reference to Post-Effective Amendment No. 12 to Registration Statement #33-84186 filed via EDGAR on February 27, 2003.

(q)  Powers of Attorney -

     (i) Powers of Attorney of the officers and trustees - incorporated herein by reference to Post-Effective Amendment No. 10 to Registration Statement #33-84186 filed via EDGAR on December 14, 2001.

     (ii) Power of Attorney of the Registrant (and Certificate with respect thereto) - incorporated herein by reference to Post-Effective Amendment No. 12 to Registration Statement #33-84186 filed via EDGAR on February 27, 2003.


Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.


Item 25.  INDEMNIFICATION

     Article VI, Section 6.4 of the Registrant's Declaration of Trust, filed as Exhibit (a) hereto, provides for the indemnification of Registrant's Trustees and officers. Indemnification of Registrant's principal underwriter, custodian, investment adviser, administrator, and transfer agent is provided for, respectively, in Section 1.11 of the Distribution Agreement filed as Exhibit
(e)(i) hereto, Article VIII of the Custody Agreement filed as Exhibit (g)(i) hereto, Section 5 of the Investment Advisory Agreement filed as Exhibit (d) hereto, and Section 8 of the Mutual Fund Services Agreement filed as Exhibit

(h)(i) hereto.

     The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.


Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a) Roulston & Company ("Roulston"), 3636 Euclid Avenue, Suite 3000, Cleveland, Ohio 44115, adviser to Funds, is a registered investment adviser.

     (i) Roulston has engaged in no other business during the past two fiscal years.
     (ii) Information regarding any other business activities of a substantial nature engaged in during the past two fiscal years by the officers and directors of Roulston is set forth below.

        ---------------------------- --------------------------------------- ---------------------------------------
                   Name                      Position with Adviser                 Other Business Activities
        ---------------------------- --------------------------------------- ---------------------------------------
        Scott D. Roulston            Director, President and CEO             Senior   Managing   Director,    Chief
                                                                             Executive  Officer  and  President  of
                                                                             Fairport   Asset   Management.   Chief
                                                                             Executive  Officer  and  President  of
                                                                             Roulston Research Corp.
        ---------------------------- --------------------------------------- ---------------------------------------
        Kenneth J. Coleman           Director,   Executive  Vice  President  Senior Managing Director, Chief
                                     and Treasurer                           Operating Officer and Chief Financial
                                                                             Officer of Fairport Asset Management,
                                                                             LLC.

        ---------------------------- --------------------------------------- ---------------------------------------
        Heather R. Ettinger          Director and Secretary                  Senior  Managing  Director,  Executive
                                                                             Vice   President   and   Director   of
                                                                             Fairport   Asset   Management,    LLC.
                                                                             Secretary for Roulston Research Corp.
        ---------------------------- --------------------------------------- ---------------------------------------

Item 27. PRINCIPAL UNDERWRITER

(a)  None.

(b) Information with respect to each director and officer of Roulston Research Corp. is incorporated by reference to Schedule A of Form BD filed by it under the Securities Exchange Act of 1934 (file no. 8-35861).

(c)  None.

Item 28. LOCATION OF ACCOUNTS AND RECORDS

(a) Roulston & Company, Inc., 3636 Euclid Avenue, Suite 3000, Cleveland, Ohio 44115 (records relating to its functions as investment adviser).

(b) Roulston Research Corp., 3636 Euclid Avenue, Suite 3000, Cleveland, Ohio 44115 (records relating to its function as distributor).

(c) Unified Fund Services, Inc., 431 N. Pennsylvania Street, Indianapolis, Indiana 46204 (records relating to its functions as administrator, dividend and transfer agent, and fund accounting agent).

(d) U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 (records relating to its functions as custodian).

(e) Thompson Hine LLP, 312 Walnut Street, Suite 1400, Cincinnati, Ohio 45202 (records relating to Registrant's Declaration of Trust and By-Laws).


Item 29.  MANAGEMENT SERVICES

         None.

Item 30.  UNDERTAKINGS

         None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this
Post-Effective Amendment No. 15 to its Registration Statement under the Securities Act of 1933 and Amendment No. 16 to its Registration Statement under the Investment Company Act of 1940 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana on the 30th day of December, 2004.


                                            FAIRPORT FUNDS



                                            By:  /s/ Carol J. Highsmith
                                               -------------------------------
                                                     Carol J. Highsmith
                                                     Attorney-in-fact

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



SIGNATURE                           TITLE

*Scott D. Roulston                  President (Principal
                                    Executive Officer)

*Kenneth J. Coleman                 Treasurer (Principal Financial Officer
                                    And Principal Accounting Officer)

*Thomas V. Chema                    Trustee

*David B. Gale                      Trustee

*Mark S. Biviano                    Trustee

*Carolyn D. Pizzuto                 Trustee



*By:  /s/ Carol J. Highsmith                      December  30, 2004
    -------------------------------
         Carol J. Highsmith, Attorney-In-Fact

                                  EXHIBIT INDEX



1.  Amended and Restated By-Laws......................................EX-99.23.b
2.  Interim Investment Advisory Agreement .........................EX-99.23.d(i)
3.  Form of Investment Advisory Agreement ........................EX-99.23.d(ii)
4.  Distribution Agreement ........................................EX-99.23.e(i)
5.  Consent of Thompson Hine LLP .................................EX-99.23.i(ii)
6.  Consent of Pricewaterhouse Coopers LLP ........................EX-99.23.j(i)